UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number:  811-21949

Deutsche High Income Opportunities Fund, Inc.
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert
60 Wall Street
New York, NY 10005
 (Name and Address of Agent for Service)

Date of fiscal year end:	9/30

Date of reporting period:	9/30/2014

ITEM 1.	REPORT TO STOCKHOLDERS

September 30, 2014

Annual Report

to Shareholders

Deutsche High Income Opportunities Fund, Inc.

(formerly DWS High Income Opportunities Fund, Inc.)

Ticker Symbol: DHG

Contents
3 Portfolio Management Review
9 Performance Summary
11 Investment Portfolio
30 Statement of Assets and Liabilities
32 Statement of Operations
33 Statement of Cash Flows
35 Statement of Changes in Net Assets
36 Financial Highlights
37 Notes to Financial Statements
49 Report of Independent Registered Public Accounting Firm
50 Tax Information
51 Stockholder Meeting Results
52 Dividend Reinvestment and Cash Purchase Plan
55 Advisory Agreement Board Considerations and Fee Evaluation
60 Board Members and Officers
65 Additional Information

The fund seeks high current income with a secondary objective of total return.

Closed-end funds, unlike open-end funds, are not continuously offered. There is a one time public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the fund's shares is determined by a number of factors, several of which are beyond the control of the fund. Therefore, the fund cannot predict whether its shares will trade at, below or above net asset value.

Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly. Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality ("junk bonds") and non-rated securities present greater risk of loss than investments in higher-quality securities. There are special risks associated with an investment in real estate, including REITS. These risks include credit risk, interest rate fluctuations and the impact of varied economic conditions. Stocks may decline in value. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Leverage results in additional risks and can magnify the effect of any gains or losses.

Deutsche Asset & Wealth Management represents the asset management and wealth management activities conducted by Deutsche Bank AG or any of its subsidiaries, including the Advisor and DeAWM Distributors, Inc.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE  NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Portfolio Management Review (Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Please refer to pages 9 through 10 for more complete performance information.

Investment Process
We focus on cash flow and total-return analysis, and diversification among countries, sectors, industries and individual issuers and maturities. We use an active process that emphasizes relative value in a global environment, managing on a total-return basis, and using intensive research to identify stable-to-improving credit situations that may provide yield compensation for the risk of investing in high-yield bonds. The investment process involves a bottom-up approach, where relative value and fundamental analysis are used to select the best securities within each industry, and a top-down approach to assess the overall risk and return in the market and to consider macro trends in the economy.

On a net asset value (NAV) basis, the fund’s total return for the 12-month period ended September 30, 2014 was 8.78%. On a market price basis, the return for the same period was 11.16%. The fund’s NAV per share as of September 30, 2014 was $16.17, compared with $15.97 as of September 30, 2013. The fund outperformed the 7.08% return of its benchmark, the Credit Suisse High Yield Index, based on both its net asset value return and its market price return.

The fund maintained a leverage position throughout the period. At the close of the period, the portfolio was 32.2% leveraged, representing an outstanding loan amount of $116.5 million. The fund leverages through a secured line of credit and then invests the proceeds in longer-term securities. Low interest rates are beneficial to this strategy by providing the fund with a low borrowing cost. Conversely, if interest rates rise or if bond prices fall, a leverage position could be disadvantageous to the fund. There is no assurance that the fund’s leverage strategy will be successful. We have maintained close to the maximum leverage for the past year, as we find the yield on bonds very attractive when we are funding them with current lending rates. We expect that short-term rates will stay reasonably low, which should keep leverage attractive.

"We seek to manage the portfolio from a long-term perspective, striving to generate outperformance over a multi-year period by achieving an appropriate trade-off of risk and return."

High-yield bonds produced a strong total return and outperformed the investment-grade bond market, as gauged by the 3.96% return of the Barclays U.S. Aggregate Bond Index, during the 12-month period ended September 30, 2014. However, all of the outperformance was generated in the first nine months of the period. During this time, the market was well supported by an environment of slow but steady economic growth. The economy was healthy enough for corporations to generate earnings gains and show continued balance sheet improvements, but not so strong as to prompt the U.S. Federal Reserve Board (the Fed) to tighten monetary policy faster than expected. This created an ideal backdrop for high-yield bonds and caused yield spreads to fall to record lows in the early summer. According to the Federal Reserve Bank of St. Louis, the BofA Merrill Lynch US High Yield Master II Option-Adjusted Spread fell as low as 3.35 percentage points on June 23, 2014. This was the lowest level in seven years, and it was down significantly from the 6.44 level registered at the end of June 2012.

This marked the high-water mark for the asset class, as high-yield bonds experienced significant volatility during the final three months of the annual period. Market volatility was driven by a number of factors, including inconsistent fund flows and the heavy pace of new issuance after Labor Day. Additionally, recently issued bonds traded poorly in the secondary market as managers did not seek to add to their positions. This unfavorable balance of supply and demand contributed to a downward "re-pricing" of outstanding bonds and led to a widening of yield spreads to 4.40 percentage points by September 30, 2014. Comments from the the Fed, which investors interpreted as a signal that rates could be raised earlier than anticipated, also had an adverse impact on the high-yield market. Despite these headwinds, the favorable credit quality statistics for high-yield issuers, combined with inexpensive refinancing, contributed to high-yield default rates remaining below the historical average.

Fund Performance

In managing the fund, we focus on using credit research to identify the most compelling investment opportunities. We seek to manage the portfolio from a long-term perspective, striving to generate outperformance over a multi-year period by achieving an appropriate trade-off of risk and return.

Consistent with our bottom-up approach, individual security selection was the primary driver of fund performance. One of the leading contributors to performance was our position in Level 3 Financing Inc., which benefited from the company’s stable results and consistent debt reduction over the past several quarters. The bonds of Windstream Corp. also outperformed, as the company used proceeds from an asset spin-off to reduce leverage and strengthen its credit profile. Our position in the bonds of Community Health Systems, Inc. added further value, as the concerns surrounding its merger with another health care company were largely mitigated. In general, the bonds of hospital issuers benefited from the expectation for rising revenues stemming from the Affordable Care Act. On the other side of the ledger, Forest Oil Corp. (held via swaps) was one of the fund’s leading detractors from performance.* The company’s credit profile weakened due to declining operational performance and the sharp downturn in oil prices. The bonds of Offshore Group Investment Ltd. also lost ground along with its sector peers, as offshore drillers faced day-rate pressure due to lower demand and market oversupply. SandRidge Energy Inc.’s bonds underperformed as the company posted weaker results and lowered its guidance. In addition, the company faced infrastructure difficulties and production delays.

* Not held in the portfolio as of September 30, 2014.

Outlook and Positioning

We retain a cautiously optimistic view on the high-yield market. Credit fundamentals remain strong, as improving corporate results have resulted in decreasing leverage and higher interest coverage among high-yield issuers. Companies in the asset class have taken advantage of low rates by refinancing their debt and pushing the bulk of their maturities further into the future, thus reducing near-term default risk. The use of proceeds from high-yield issuance for refinancing remains around 50%, a positive sign for the market since companies that refinance their existing debt at lower rates are able to reduce their near-term liquidity needs. However, the increasing use of proceeds for equity-friendly purposes — such as share buybacks and merger-and-acquisition activity — is a development that we are watching closely. Technical factors in the market also remain challenging. Fund flows into high-yield investments have been mixed, with flows in and out of high-yield funds often alternating on a day-to-day and week-to-week basis. Any sign that the Fed may raise rates faster than anticipated also could prove challenging for higher-risk assets such as high-yield bonds. On balance, we expect volatility will remain a factor on a short-term basis, but that yield spreads can trend lower in the intermediate term as favorable corporate results continue to support improving credit fundamentals and low default rates.

Portfolio Manager

Gary Russell, CFA, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2010.

— Joined Deutsche Asset & Wealth Management in 1996. Served as the head of the High Yield group in Europe and as an Emerging Markets portfolio manager.

— Prior to that, he spent four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. Prior to Citicorp, he served as an officer in the US Army from 1988 to 1991.

— Head of US High Yield Bonds: New York.

— BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The Credit Suisse High Yield Index tracks the performance of the global high-yield market.

The Barclays U.S. Aggregate Bond Index tracks the performance of the broad U.S. investment-grade, fixed-rate bond market, including both government and corporate bonds.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

BofA Merrill Lynch US High Yield Master II Option-Adjusted Spread (OAS) calculates the spread between a computed OAS index of bonds that are below investment grade (those rated BB or below) and a spot Treasury curve.

Yield spread refers to differences between yields on differing debt instruments, calculated by deducting the yield of one instrument from another. The higher the yield spread, the greater the difference between the yields offered by each instrument.

Credit quality measures a bond issuer's ability to repay interest and principal in a timely manner. Rating agencies assign letter designations, such as AAA, AA and so forth. The lower the rating, the higher the probability of default. Credit quality does not remove market risk and is subject to change.

Performance Summary September 30, 2014 (Unaudited)

Performance is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit deutschefunds.com for the Fund's most recent month-end performance.

Fund specific data and performance are provided for information purposes only and are not intended for trading purposes.

Average Annual Total Returns as of 9/30/14
Deutsche High Income Opportunities Fund, Inc.	1-Year	5-Year	Life of Fund*
Based on Net Asset Value(a)	8.78%	12.31%	–1.27%
Based on Market Price(a)	11.16%	14.47%	–3.08%
Credit Suisse High Yield Index(b)	7.08%	10.36%	7.96%
Morningstar Closed-End High Yield Bond Funds Category(c)	8.79%	12.56%	7.77%

* The Fund commenced operations on November 22, 2006. The performance shown for the index and the Morningstar Category is for the time period of November 30, 2006 through September 30, 2014, which is based on the performance period of the life of the Fund.

On November 5, 2010, the Fund adopted its current investment policies. Prior to that date the Fund was known as DWS Dreman Value Income Edge Fund, Inc., and its investment objective was to seek to achieve a high level of total return. Performance prior to November 5, 2010 should not be considered representative of the present Fund.

Net Asset Value and Market Price
	As of 9/30/14	As of 9/30/13
Net Asset Value	$16.17	$15.97
Market Price	$14.64	$14.15

Prices and net asset value fluctuate and are not guaranteed.

Distribution Information
Twelve Months as of 9/30/14: Income Dividends	$1.05
September Income Dividend	$.0890
Current Annualized Distribution Rate (Based on Net Asset Value) as of 9/30/14†	6.60%
Current Annualized Distribution Rate (Based on Market Price) as of 9/30/14†	7.30%

† Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value/market price on September 30, 2014. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Distribution rates are historical, not guaranteed and will fluctuate. Distributions do not include return of capital or other non-income sources.

(a) Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares traded during the period. Expenses of the Fund include management fee, interest expense and other fund expenses. Total returns shown take into account these fees and expenses. The annual expense ratio of the Fund for the year ended September 30, 2014 was 2.01% (1.52% excluding interest expense).

(b) Credit Suisse High Yield Index is an unmanaged, unleveraged trader-priced portfolio constructed to mirror the global high-yield debt market.

(c) Morningstar's Closed-End High Yield Bond Funds category represents portfolios that concentrate on lower-quality bonds, which are riskier than those of higher-quality companies. These portfolios generally offer higher yields than other types of portfolios, but they are also more vulnerable to economic and credit risk. These portfolios primarily invest in U.S. high-income debt securities, where at least 65% or more of bond assets are not rated or are rated by a major agency such as Standard & Poor's or Moody's at the level of BB (considered speculative for taxable bonds) and below. Category returns assume reinvestment of dividends. It is not possible to invest directly in a Morningstar category.

Investment Portfolio as of September 30, 2014
	Principal Amount ($)	Value ($)

Corporate Bonds 115.7%
Consumer Discretionary 17.5%
Ally Financial, Inc., 3.5%, 1/27/2019	1,445,000	1,405,262
AMC Entertainment, Inc., 5.875%, 2/15/2022	430,000	433,225
AMC Networks, Inc., 7.75%, 7/15/2021	165,000	179,850
AmeriGas Finance LLC:
6.75%, 5/20/2020	885,000	920,400
7.0%, 5/20/2022	680,000	712,300
Apex Tool Group LLC, 144A, 7.0%, 2/1/2021	360,000	331,200
APX Group, Inc.:
6.375%, 12/1/2019	375,000	362,813
8.75%, 12/1/2020	50,000	45,500
144A, 8.75%, 12/1/2020	285,000	259,350
Asbury Automotive Group, Inc., 8.375%, 11/15/2020	95,000	101,650
Ashtead Capital, Inc., 144A, 6.5%, 7/15/2022	560,000	593,600
Ashton Woods U.S.A. LLC, 144A, 6.875%, 2/15/2021	595,000	568,225
Avis Budget Car Rental LLC, 5.5%, 4/1/2023	365,000	362,263
Block Communications, Inc., 144A, 7.25%, 2/1/2020	715,000	741,812
Boyd Gaming Corp., 9.0%, 7/1/2020	275,000	288,750
Cablevision Systems Corp., 5.875%, 9/15/2022	210,000	203,175
CCO Holdings LLC, 7.375%, 6/1/2020	100,000	105,750
Cequel Communications Holdings I LLC:
144A, 5.125%, 12/15/2021	1,190,000	1,137,937
144A, 6.375%, 9/15/2020	2,070,000	2,129,512
Chrysler Group LLC, 8.25%, 6/15/2021	280,000	305,200
Clear Channel Worldwide Holdings, Inc.:
Series A, 6.5%, 11/15/2022	445,000	450,563
Series B, 6.5%, 11/15/2022	665,000	679,962
Series A, 7.625%, 3/15/2020	105,000	108,150
Series B, 7.625%, 3/15/2020	2,565,000	2,661,187
Cogeco Cable, Inc., 144A, 4.875%, 5/1/2020	40,000	39,700
Crown Media Holdings, Inc., 10.5%, 7/15/2019	275,000	300,438
CSC Holdings LLC, 144A, 5.25%, 6/1/2024	970,000	931,200
Cumulus Media Holdings, Inc., 7.75%, 5/1/2019	350,000	358,750
Delphi Corp., 5.0%, 2/15/2023	490,000	524,790
DISH DBS Corp.:
4.25%, 4/1/2018	530,000	531,325
5.0%, 3/15/2023	685,000	657,172
6.75%, 6/1/2021	145,000	155,875
Getty Images, Inc., 144A, 7.0%, 10/15/2020	180,000	132,750
Group 1 Automotive, Inc., 144A, 5.0%, 6/1/2022	590,000	570,825
Harron Communications LP, 144A, 9.125%, 4/1/2020	755,000	822,950
Hot Topic, Inc., 144A, 9.25%, 6/15/2021	285,000	304,950
iHeartCommunications, Inc.:
9.0%, 12/15/2019	970,000	977,275
11.25%, 3/1/2021	495,000	527,175
Isle of Capri Casinos, Inc., 5.875%, 3/15/2021	190,000	192,375
Jo-Ann Stores Holdings, Inc., 144A, 9.75%, 10/15/2019 (PIK)	225,000	209,250
Live Nation Entertainment, Inc.:
144A, 5.375%, 6/15/2022	100,000	99,500
144A, 7.0%, 9/1/2020	675,000	717,187
MDC Partners, Inc., 144A, 6.75%, 4/1/2020	430,000	442,900
Mediacom Broadband LLC:
144A, 5.5%, 4/15/2021	100,000	98,875
6.375%, 4/1/2023	800,000	816,000
Mediacom LLC, 7.25%, 2/15/2022	200,000	210,000
MGM Resorts International:
6.75%, 10/1/2020	834,000	888,210
7.5%, 6/1/2016	550,000	587,125
7.625%, 1/15/2017	385,000	418,688
8.625%, 2/1/2019	950,000	1,071,220
Numericable Group SA:
144A, 4.875%, 5/15/2019	975,000	962,812
144A, 6.0%, 5/15/2022	1,455,000	1,465,912
144A, 6.25%, 5/15/2024	430,000	428,925
PETCO Animal Supplies, Inc., 144A, 9.25%, 12/1/2018	670,000	705,175
Pinnacle Entertainment, Inc., 6.375%, 8/1/2021	480,000	501,600
Quebecor Media, Inc., 5.75%, 1/15/2023	375,000	372,188
Schaeffler Finance BV, 144A, 7.75%, 2/15/2017	755,000	821,062
Seminole Hard Rock Entertainment, Inc., 144A, 5.875%, 5/15/2021	235,000	226,775
Serta Simmons Holdings LLC, 144A, 8.125%, 10/1/2020	210,000	221,550
Sirius XM Radio, Inc., 144A, 5.875%, 10/1/2020	405,000	410,063
Springs Industries, Inc., 6.25%, 6/1/2021	565,000	553,700
Starz LLC, 5.0%, 9/15/2019	295,000	297,950
Stoneridge, Inc., 144A, 9.5%, 10/15/2017	4,584,000	4,813,200
Taylor Morrison Communities, Inc., 144A, 5.25%, 4/15/2021	455,000	443,625
UCI International, Inc., 8.625%, 2/15/2019	235,000	226,705
Unitymedia Hessen GmbH & Co., KG:
144A, 5.5%, 1/15/2023	1,630,000	1,646,300
144A, 7.5%, 3/15/2019	825,000	872,437
Univision Communications, Inc., 144A, 8.5%, 5/15/2021	135,000	142,763
Viking Cruises Ltd., 144A, 8.5%, 10/15/2022	375,000	407,813
Visant Corp., 10.0%, 10/1/2017	305,000	272,213
Weyerhaeuser Real Estate Co., 144A, 4.375%, 6/15/2019	280,000	273,700
		43,740,609
Consumer Staples 4.4%
Barry Callebaut Services NV, 144A, 5.5%, 6/15/2023	345,000	365,904
Big Heart Pet Brands, 7.625%, 2/15/2019	561,000	556,792
Chiquita Brands International, Inc., 7.875%, 2/1/2021	327,000	353,160
Cott Beverages, Inc., 144A, 5.375%, 7/1/2022	460,000	445,050
FAGE Dairy Industry SA, 144A, 9.875%, 2/1/2020	215,000	226,288
JBS Investments GmbH, 144A, 7.25%, 4/3/2024	970,000	989,400
JBS U.S.A. LLC:
144A, 7.25%, 6/1/2021	1,015,000	1,065,750
144A, 8.25%, 2/1/2020	295,000	314,175
Pilgrim's Pride Corp., 7.875%, 12/15/2018	265,000	276,925
Post Holdings, Inc., 144A, 6.75%, 12/1/2021	175,000	165,813
Reynolds Group Issuer, Inc.:
5.75%, 10/15/2020	1,785,000	1,816,237
8.25%, 2/15/2021	3,000,000	3,172,500
Roundy's Supermarkets, Inc., 144A, 10.25%, 12/15/2020	205,000	189,625
Smithfield Foods, Inc., 6.625%, 8/15/2022	370,000	390,350
The WhiteWave Foods Co., 5.375%, 10/1/2022	190,000	191,900
U.S. Foods, Inc., 8.5%, 6/30/2019	385,000	408,196
		10,928,065
Energy 16.9%
Access Midstream Partners LP, 6.125%, 7/15/2022	615,000	654,975
American Energy-Permian Basin LLC:
144A, 6.741%**, 8/1/2019	190,000	174,088
144A, 7.125%, 11/1/2020	380,000	347,700
Antero Resources Corp., 144A, 5.125%, 12/1/2022	390,000	379,275
Antero Resources Finance Corp., 5.375%, 11/1/2021	200,000	199,000
Baytex Energy Corp.:
144A, 5.125%, 6/1/2021	185,000	180,375
144A, 5.625%, 6/1/2024	185,000	177,600
Berry Petroleum Co., LLC:
6.375%, 9/15/2022	360,000	349,200
6.75%, 11/1/2020	615,000	621,150
BreitBurn Energy Partners LP, 7.875%, 4/15/2022	1,290,000	1,306,125
California Resources Corp.:
144A, 5.0%, 1/15/2020 (a)	1,065,000	1,080,975
144A, 5.5%, 9/15/2021 (a)	380,000	385,700
144A, 6.0%, 11/15/2024 (a)	80,000	82,200
Chaparral Energy, Inc.:
7.625%, 11/15/2022	450,000	461,250
9.875%, 10/1/2020	1,750,000	1,872,500
Chesapeake Energy Corp.:
3.25%, 3/15/2016	905,000	907,262
3.484%**, 4/15/2019	560,000	561,400
CONSOL Energy, Inc., 144A, 5.875%, 4/15/2022	195,000	192,075
Crestwood Midstream Partners LP:
6.125%, 3/1/2022	300,000	300,750
7.75%, 4/1/2019	610,000	638,975
Dresser-Rand Group, Inc., 6.5%, 5/1/2021	780,000	840,450
Endeavor Energy Resources LP, 144A, 7.0%, 8/15/2021	1,040,000	1,071,200
EP Energy LLC:
6.875%, 5/1/2019	635,000	661,987
7.75%, 9/1/2022	380,000	401,850
9.375%, 5/1/2020	145,000	158,050
EV Energy Partners LP, 8.0%, 4/15/2019	1,595,000	1,650,825
EXCO Resources, Inc., 8.5%, 4/15/2022	120,000	114,000
Halcon Resources Corp.:
8.875%, 5/15/2021	1,367,000	1,346,495
9.75%, 7/15/2020	710,000	722,425
Hilcorp Energy I LP, 144A, 5.0%, 12/1/2024	375,000	360,938
Holly Energy Partners LP, 6.5%, 3/1/2020	205,000	211,150
Ithaca Energy, Inc., 144A, 8.125%, 7/1/2019	325,000	319,313
Jupiter Resources, Inc., 144A, 8.5%, 10/1/2022	380,000	337,250
Kodiak Oil & Gas Corp., 5.5%, 1/15/2021	735,000	742,350
Linn Energy LLC:
6.25%, 11/1/2019	620,000	605,275
6.5%, 5/15/2019	785,000	769,300
MEG Energy Corp.:
144A, 6.5%, 3/15/2021	435,000	445,875
144A, 7.0%, 3/31/2024	1,000,000	1,035,000
Memorial Resource Development Corp., 144A, 5.875%, 7/1/2022	375,000	366,563
Midstates Petroleum Co., Inc.:
9.25%, 6/1/2021	1,590,000	1,566,150
10.75%, 10/1/2020	885,000	918,187
Murphy Oil U.S.A., Inc., 6.0%, 8/15/2023	575,000	599,437
Newfield Exploration Co., 5.75%, 1/30/2022	390,000	418,275
Northern Oil & Gas, Inc., 8.0%, 6/1/2020	1,105,000	1,121,575
Oasis Petroleum, Inc.:
6.5%, 11/1/2021	300,000	312,750
6.875%, 3/15/2022	835,000	880,925
6.875%, 1/15/2023	225,000	236,813
7.25%, 2/1/2019	715,000	746,281
Offshore Group Investment Ltd., 7.5%, 11/1/2019	840,000	779,100
Regency Energy Partners LP:
5.0%, 10/1/2022	245,000	241,325
5.875%, 3/1/2022	55,000	57,200
RSP Permian, Inc., 144A, 6.625%, 10/1/2022	240,000	241,500
Sabine Pass Liquefaction LLC:
5.625%, 2/1/2021	1,240,000	1,274,100
5.625%, 4/15/2023	280,000	282,800
144A, 5.75%, 5/15/2024	320,000	325,600
Sabine Pass LNG LP, 7.5%, 11/30/2016	565,000	598,956
Samson Investment Co., 9.75%, 2/15/2020	295,000	267,713
SandRidge Energy, Inc.:
7.5%, 3/15/2021	1,110,000	1,082,250
8.125%, 10/15/2022	1,540,000	1,538,075
SESI LLC:
6.375%, 5/1/2019	440,000	457,600
7.125%, 12/15/2021	1,280,000	1,414,400
Seventy Seven Energy, Inc., 144A, 6.5%, 7/15/2022	90,000	88,425
Seventy Seven Operating LLC, 6.625%, 11/15/2019	400,000	411,000
Swift Energy Co., 7.875%, 3/1/2022	480,000	480,000
Talos Production LLC, 144A, 9.75%, 2/15/2018	695,000	715,850
Tesoro Corp., 4.25%, 10/1/2017	400,000	410,000
Triangle U.S.A. Petroleum Corp., 144A, 6.75%, 7/15/2022	280,000	273,350
Welltec AS, 144A, 8.0%, 2/1/2019	200,000	207,000
Whiting Petroleum Corp., 5.0%, 3/15/2019	520,000	534,300
WPX Energy, Inc.:
5.25%, 1/15/2017	450,000	468,000
5.25%, 9/15/2024	295,000	286,150
		42,267,958
Financials 6.8%
AerCap Aviation Solutions BV, 6.375%, 5/30/2017	1,300,000	1,374,750
AerCap Ireland Capital Ltd., 144A, 5.0%, 10/1/2021	240,000	238,800
Banco Bradesco SA, 144A, 5.75%, 3/1/2022	1,355,000	1,399,037
CIT Group, Inc.:
3.875%, 2/19/2019	2,130,000	2,092,725
5.25%, 3/15/2018	1,045,000	1,076,350
Credit Agricole SA, 144A, 7.875%, 1/29/2049	635,000	641,350
Credit Suisse Group AG, 144A, 6.25%, 12/29/2049	440,000	425,700
E*TRADE Financial Corp.:
6.375%, 11/15/2019	1,284,000	1,348,200
6.75%, 6/1/2016	680,000	715,700
International Lease Finance Corp.:
3.875%, 4/15/2018	1,370,000	1,359,725
5.75%, 5/15/2016	205,000	214,225
6.25%, 5/15/2019	605,000	648,257
8.75%, 3/15/2017	1,220,000	1,360,300
Morgan Stanley, Series H, 5.45%, 7/29/2049	295,000	292,788
MPT Operating Partnership LP:
(REIT), 6.375%, 2/15/2022	545,000	581,788
(REIT), 6.875%, 5/1/2021	550,000	588,500
Neuberger Berman Group LLC:
144A, 5.625%, 3/15/2020	305,000	317,200
144A, 5.875%, 3/15/2022	505,000	536,563
Popular, Inc., 7.0%, 7/1/2019	285,000	286,425
Societe Generale SA, 144A, 7.875%, 12/29/2049	795,000	795,000
The Goldman Sachs Group, Inc., Series L, 5.7%, 12/29/2049	490,000	497,105
UniCredit SpA, 8.0%, 4/3/2049	285,000	282,646
		17,073,134
Health Care 8.5%
Aviv Healthcare Properties LP:
6.0%, 10/15/2021	205,000	211,663
7.75%, 2/15/2019	955,000	1,000,362
Biomet, Inc.:
6.5%, 8/1/2020	655,000	694,300
6.5%, 10/1/2020	185,000	194,250
Community Health Systems, Inc.:
5.125%, 8/15/2018	2,160,000	2,219,400
144A, 5.125%, 8/1/2021	105,000	104,738
144A, 6.875%, 2/1/2022	2,140,000	2,225,600
7.125%, 7/15/2020	1,230,000	1,303,800
Crimson Merger Sub, Inc., 144A, 6.625%, 5/15/2022	980,000	893,025
Endo Finance LLC:
144A, 5.375%, 1/15/2023	425,000	405,875
144A, 5.75%, 1/15/2022	420,000	414,750
Fresenius Medical Care U.S. Finance II, Inc., 144A, 5.625%, 7/31/2019	405,000	426,344
Fresenius Medical Care U.S. Finance, Inc.:
144A, 5.75%, 2/15/2021	235,000	247,925
144A, 6.5%, 9/15/2018	210,000	230,475
HCA, Inc.:
6.5%, 2/15/2020	2,155,000	2,354,337
7.5%, 2/15/2022	804,000	904,500
Hologic, Inc., 6.25%, 8/1/2020	385,000	396,550
IMS Health, Inc., 144A, 6.0%, 11/1/2020	465,000	476,625
LifePoint Hospitals, Inc, 5.5%, 12/1/2021	515,000	521,437
Par Pharmaceutical Companies, Inc., 7.375%, 10/15/2020	660,000	688,050
Physio-Control International, Inc., 144A, 9.875%, 1/15/2019	280,000	299,600
Salix Pharmaceuticals Ltd., 144A, 6.0%, 1/15/2021	315,000	340,988
Tenet Healthcare Corp., 6.25%, 11/1/2018	975,000	1,035,937
Valeant Pharmaceuticals International, Inc.:
144A, 6.375%, 10/15/2020	475,000	488,062
144A, 6.75%, 8/15/2018	915,000	965,325
144A, 7.5%, 7/15/2021	1,985,000	2,123,950
		21,167,868
Industrials 14.4%
ADT Corp.:
3.5%, 7/15/2022	285,000	246,525
4.125%, 4/15/2019	85,000	83,300
6.25%, 10/15/2021	300,000	310,500
Aguila 3 SA, 144A, 7.875%, 1/31/2018	920,000	943,000
Air Lease Corp., 4.75%, 3/1/2020	535,000	567,100
Artesyn Escrow, Inc., 144A, 9.75%, 10/15/2020	500,000	496,250
AWAS Aviation Capital Ltd., 144A, 7.0%, 10/17/2016	713,800	725,364
BE Aerospace, Inc., 6.875%, 10/1/2020	6,910,000	7,376,425
Belden, Inc., 144A, 5.5%, 9/1/2022	660,000	668,250
Bombardier, Inc.:
144A, 4.75%, 4/15/2019	290,000	289,275
144A, 5.75%, 3/15/2022	425,000	422,875
144A, 6.0%, 10/15/2022	485,000	482,575
Carlson Travel Holdings, Inc., 144A, 7.5%, 8/15/2019 (PIK)	250,000	252,500
Casella Waste Systems, Inc., 7.75%, 2/15/2019	440,000	441,100
CNH Industrial Capital LLC, 3.25%, 2/1/2017	1,615,000	1,590,775
Covanta Holding Corp., 5.875%, 3/1/2024	430,000	430,000
CTP Transportation Products LLC, 144A, 8.25%, 12/15/2019	520,000	555,100
Darling Ingredients, Inc., 5.375%, 1/15/2022	415,000	418,112
DigitalGlobe, Inc., 144A, 5.25%, 2/1/2021	270,000	259,200
Ducommun, Inc., 9.75%, 7/15/2018	705,000	762,281
Florida East Coast Holdings Corp., 144A, 6.75%, 5/1/2019	885,000	902,700
FTI Consulting, Inc., 6.0%, 11/15/2022	375,000	379,688
Garda World Security Corp., 144A, 7.25%, 11/15/2021	540,000	537,300
Gates Global LLC, 144A, 6.0%, 7/15/2022	370,000	347,800
GenCorp, Inc., 7.125%, 3/15/2021	865,000	932,037
Huntington Ingalls Industries, Inc.:
6.875%, 3/15/2018	535,000	559,075
7.125%, 3/15/2021	110,000	118,525
Kenan Advantage Group, Inc., 144A, 8.375%, 12/15/2018	1,035,000	1,080,281
Meritor, Inc.:
6.25%, 2/15/2024	410,000	414,100
6.75%, 6/15/2021	570,000	592,800
Navios Maritime Holdings, Inc.:
144A, 7.375%, 1/15/2022	1,545,000	1,467,750
8.125%, 2/15/2019	420,000	394,800
Oshkosh Corp., 5.375%, 3/1/2022	322,500	324,113
Ply Gem Industries, Inc.:
6.5%, 2/1/2022	525,000	498,750
144A, 6.5%, 2/1/2022	285,000	270,750
Spirit AeroSystems, Inc.:
144A, 5.25%, 3/15/2022	540,000	540,000
6.75%, 12/15/2020	955,000	1,007,525
Titan International, Inc., 6.875%, 10/1/2020	1,200,000	1,176,000
TransDigm, Inc.:
144A, 6.0%, 7/15/2022	485,000	478,937
144A, 6.5%, 7/15/2024	290,000	288,913
7.5%, 7/15/2021	1,645,000	1,756,037
Triumph Group, Inc., 5.25%, 6/1/2022	245,000	241,325
United Rentals North America, Inc.:
5.75%, 7/15/2018	690,000	719,325
6.125%, 6/15/2023	45,000	46,238
7.375%, 5/15/2020	2,330,000	2,475,625
7.625%, 4/15/2022	565,000	614,437
Watco Companies LLC, 144A, 6.375%, 4/1/2023	275,000	276,375
XPO Logistics, Inc., 144A, 7.875%, 9/1/2019	195,000	201,338
		35,963,051
Information Technology 9.8%
ACI Worldwide, Inc., 144A, 6.375%, 8/15/2020	205,000	212,687
Activision Blizzard, Inc., 144A, 5.625%, 9/15/2021	1,680,000	1,747,200
Alliance Data Systems Corp., 144A, 5.25%, 12/1/2017	470,000	475,875
Audatex North America, Inc., 144A, 6.0%, 6/15/2021	395,000	404,875
BMC Software Finance, Inc., 144A, 8.125%, 7/15/2021	885,000	849,600
Boxer Parent Co., Inc., 144A, 9.0%, 10/15/2019 (PIK)	585,000	538,200
Cardtronics, Inc., 144A, 5.125%, 8/1/2022	280,000	275,800
CDW LLC:
6.0%, 8/15/2022	450,000	466,875
8.5%, 4/1/2019	2,621,000	2,778,260
CyrusOne LP, 6.375%, 11/15/2022	185,000	193,325
EarthLink Holdings Corp., 7.375%, 6/1/2020	470,000	481,985
Entegris, Inc., 144A, 6.0%, 4/1/2022	290,000	294,350
Equinix, Inc.:
5.375%, 4/1/2023	1,275,000	1,262,250
7.0%, 7/15/2021	440,000	471,350
First Data Corp.:
144A, 6.75%, 11/1/2020	2,967,000	3,145,020
144A, 7.375%, 6/15/2019	475,000	499,985
144A, 8.75%, 1/15/2022 (PIK)	890,000	943,400
Freescale Semiconductor, Inc., 144A, 6.0%, 1/15/2022	510,000	517,650
Hughes Satellite Systems Corp.:
6.5%, 6/15/2019	1,250,000	1,328,125
7.625%, 6/15/2021	435,000	474,150
Jabil Circuit, Inc., 5.625%, 12/15/2020	3,750,000	4,040,625
NCR Corp.:
5.875%, 12/15/2021	105,000	107,363
6.375%, 12/15/2023	260,000	272,350
NXP BV, 144A, 3.75%, 6/1/2018	1,125,000	1,105,312
Sanmina Corp., 144A, 4.375%, 6/1/2019	50,000	49,000
Seagate HDD Cayman, 144A, 3.75%, 11/15/2018	1,060,000	1,081,200
Ymobile Corp., 144A, 8.25%, 4/1/2018	315,000	332,325
		24,349,137
Materials 8.5%
Ardagh Packaging Finance PLC, 144A, 3.234%**, 12/15/2019	640,000	619,200
Ashland, Inc., 3.875%, 4/15/2018	1,900,000	1,904,750
Berry Plastics Corp.:
5.5%, 5/15/2022	800,000	770,000
9.75%, 1/15/2021	1,290,000	1,428,675
Cascades, Inc., 144A, 5.5%, 7/15/2022	280,000	271,600
Clearwater Paper Corp., 144A, 5.375%, 2/1/2025	575,000	567,813
Coveris Holdings SA, 144A, 7.875%, 11/1/2019	500,000	522,500
Crown Americas LLC, 6.25%, 2/1/2021	105,000	110,250
Exopack Holding Corp., 144A, 10.0%, 6/1/2018	435,000	468,169
First Quantum Minerals Ltd.:
144A, 6.75%, 2/15/2020	934,000	943,340
144A, 7.0%, 2/15/2021	934,000	946,842
FMG Resources August 2006 Pty Ltd.:
144A, 6.0%, 4/1/2017	605,000	609,537
144A, 8.25%, 11/1/2019	520,000	537,550
Hexion U.S. Finance Corp.:
6.625%, 4/15/2020	935,000	939,675
8.875%, 2/1/2018	760,000	774,250
Huntsman International LLC:
5.125%, 4/15/2021	340,000	449,071
8.625%, 3/15/2020	585,000	617,175
IAMGOLD Corp., 144A, 6.75%, 10/1/2020	555,000	468,975
Kaiser Aluminum Corp., 8.25%, 6/1/2020	490,000	540,225
KGHM International Ltd., 144A, 7.75%, 6/15/2019	1,180,000	1,244,900
Novelis, Inc., 8.75%, 12/15/2020	3,040,000	3,249,000
Packaging Dynamics Corp., 144A, 8.75%, 2/1/2016	488,000	492,880
Perstorp Holding AB, 144A, 8.75%, 5/15/2017	400,000	417,000
Plastipak Holdings, Inc., 144A, 6.5%, 10/1/2021	500,000	507,500
Polymer Group, Inc., 7.75%, 2/1/2019	531,000	549,585
Rain CII Carbon LLC, 144A, 8.25%, 1/15/2021	285,000	296,400
Signode Industrial Group Lux SA, 144A, 6.375%, 5/1/2022	390,000	374,400
Tronox Finance LLC, 6.375%, 8/15/2020	385,000	386,444
WR Grace & Co-Conn:
144A, 5.125%, 10/1/2021	190,000	193,088
144A, 5.625%, 10/1/2024	95,000	97,375
		21,298,169
Telecommunication Services 25.2%
Altice Financing SA:
144A, 6.5%, 1/15/2022	320,000	328,000
144A, 7.875%, 12/15/2019	420,000	447,825
Altice Finco SA, 144A, 9.875%, 12/15/2020	420,000	470,400
Altice SA, 144A, 7.75%, 5/15/2022	460,000	474,950
B Communications Ltd., 144A, 7.375%, 2/15/2021	535,000	569,106
CenturyLink, Inc.:
Series V, 5.625%, 4/1/2020	180,000	185,670
Series W, 6.75%, 12/1/2023	510,000	546,975
Cincinnati Bell, Inc.:
8.375%, 10/15/2020	3,390,000	3,576,450
8.75%, 3/15/2018	279,000	289,463
CommScope, Inc., 144A, 5.0%, 6/15/2021	490,000	480,200
CPI International, Inc., 8.75%, 2/15/2018	500,000	517,500
Digicel Group Ltd.:
144A, 7.125%, 4/1/2022	480,000	479,040
144A, 8.25%, 9/30/2020	4,304,000	4,433,550
Digicel Ltd.:
144A, 7.0%, 2/15/2020	200,000	206,000
144A, 8.25%, 9/1/2017	835,000	850,698
Frontier Communications Corp.:
6.25%, 9/15/2021	295,000	292,050
6.875%, 1/15/2025	295,000	291,313
7.125%, 1/15/2023	2,450,000	2,499,000
8.5%, 4/15/2020	380,000	421,800
Intelsat Jackson Holdings SA:
5.5%, 8/1/2023	855,000	816,525
7.25%, 10/15/2020	5,905,000	6,244,537
7.5%, 4/1/2021	2,375,000	2,535,312
Intelsat Luxembourg SA:
7.75%, 6/1/2021	1,185,000	1,207,219
8.125%, 6/1/2023	185,000	192,863
Level 3 Communications, Inc., 8.875%, 6/1/2019	55,000	58,713
Level 3 Escrow II, Inc., 144A, 5.375%, 8/15/2022	1,345,000	1,324,825
Level 3 Financing, Inc.:
144A, 6.125%, 1/15/2021	2,160,000	2,224,800
7.0%, 6/1/2020	710,000	748,162
8.125%, 7/1/2019	375,000	399,375
8.625%, 7/15/2020	295,000	319,338
MetroPCS Wireless, Inc.:
6.625%, 11/15/2020	2,200,000	2,260,500
7.875%, 9/1/2018	835,000	867,982
Millicom International Cellular SA, 144A, 4.75%, 5/22/2020	645,000	614,362
Pacnet Ltd., 144A, 9.0%, 12/12/2018	320,000	338,000
Sable International Finance Ltd., 144A, 8.75%, 2/1/2020	200,000	218,000
SBA Communications Corp., 5.625%, 10/1/2019	370,000	375,550
Sprint Communications, Inc.:
144A, 7.0%, 3/1/2020	475,000	519,531
144A, 9.0%, 11/15/2018	1,610,000	1,859,550
Sprint Corp., 144A, 7.125%, 6/15/2024	2,250,000	2,266,875
T-Mobile U.S.A., Inc.:
6.125%, 1/15/2022	205,000	206,025
6.464%, 4/28/2019	695,000	721,931
Telesat Canada, 144A, 6.0%, 5/15/2017	4,185,000	4,284,394
tw telecom holdings, Inc.:
5.375%, 10/1/2022	615,000	661,125
6.375%, 9/1/2023	480,000	537,600
UPCB Finance III Ltd., 144A, 6.625%, 7/1/2020	2,710,000	2,832,221
UPCB Finance V Ltd., 144A, 7.25%, 11/15/2021	740,000	791,800
UPCB Finance VI Ltd., 144A, 6.875%, 1/15/2022	540,000	576,450
Wind Acquisition Finance SA, 144A, 6.5%, 4/30/2020	375,000	390,938
Windstream Corp.:
6.375%, 8/1/2023	450,000	434,250
7.5%, 4/1/2023	160,000	164,000
7.75%, 10/15/2020	160,000	168,400
7.75%, 10/1/2021	2,345,000	2,497,425
8.125%, 9/1/2018	5,500,000	5,733,750
Zayo Group LLC, 8.125%, 1/1/2020	285,000	305,663
		63,057,981
Utilities 3.7%
AES Corp.:
3.234%**, 6/1/2019	325,000	320,125
7.75%, 10/15/2015	597,000	629,835
8.0%, 10/15/2017	268,000	300,830
Calpine Corp.:
5.375%, 1/15/2023	465,000	449,888
5.75%, 1/15/2025	465,000	451,631
DPL, Inc., 6.5%, 10/15/2016	2,395,000	2,538,700
Enel SpA, 144A, 8.75%**, 9/24/2073	540,000	625,752
Energy Future Holdings Corp., Series Q, 6.5%, 11/15/2024*	525,000	446,250
IPALCO Enterprises, Inc., 5.0%, 5/1/2018	1,290,000	1,359,337
NGL Energy Partners LP, 144A, 5.125%, 7/15/2019	370,000	362,600
NRG Energy, Inc., 144A, 6.25%, 5/1/2024	1,430,000	1,433,575
RJS Power Holdings LLC, 144A, 5.125%, 7/15/2019	380,000	376,200
		9,294,723
Total Corporate Bonds (Cost $284,732,660)		289,140,695

Loan Participations and Assignments 23.1%
Senior Loans**
Consumer Discretionary 6.3%
Avis Budget Car Rental LLC, Term Loan B, 3.0%, 3/15/2019	1,093,894	1,083,984
Burger King Corp., Term Loan B, 3.75%, 9/28/2019	784,000	779,143
Cumulus Media Holdings, Inc., Term Loan, 4.25%, 12/23/2020	540,331	531,999
Goodyear Tire & Rubber Co., Second Lien Term Loan, 4.75%, 4/30/2019	4,770,000	4,769,261
Hilton Worldwide Finance LLC, Term Loan B2, 3.5%, 10/26/2020	1,025,132	1,010,605
Petco Animal Supplies, Inc., Term Loan, 4.0%, 11/24/2017	708,136	703,077
Pilot Travel Centers LLC:
Term Loan B, 3.75%, 3/30/2018	1,089,574	1,089,574
Term Loan B2, 4.25%, 8/7/2019	2,895,900	2,897,116
Polymer Group, Inc., First Lien Term Loan, 5.25%, 12/19/2019	1,233,800	1,233,029
Quebecor Media, Inc., Term Loan B1, 3.25%, 8/17/2020	1,574,100	1,535,739
		15,633,527
Consumer Staples 3.9%
Albertson's LLC, Term Loan B2, 4.75%, 3/21/2019	2,181,814	2,175,007
Big Heart Pet Brands, Term Loan, 3.5%, 3/8/2020	1,243,183	1,197,602
Del Monte Foods, Inc., First Lien Term Loan, 4.25%, 2/18/2021	925,350	869,445
HJ Heinz Co., Term Loan B2, 3.5%, 6/5/2020	3,199,500	3,164,705
Pinnacle Foods Finance LLC, Term Loan G, 3.25%, 4/29/2020	484,288	475,208
Vogue International, Inc., Term Loan, 5.25%, 2/14/2020	402,975	403,479
Weight Watchers International, Inc., Term Loan B1, 3.16%, 4/2/2016	1,534,422	1,496,061
		9,781,507
Energy 1.7%
Ruby Western Pipeline Holdings LLC, Term Loan B, 3.5%, 3/27/2020	319,212	316,951
Samson Investment Co., Second Lien Term Loan, 5.0%, 9/25/2018	2,215,000	2,145,781
Tallgrass Operations LLC:
Term Delayed Draw, 3.75%, 11/13/2017	456,840	455,984
Term Loan B, 4.25%, 11/13/2018	1,428,667	1,424,023
		4,342,739
Financials 0.2%
Asurion LLC, Second Lien Term Loan, 8.5%, 3/3/2021	630,000	638,663
Health Care 2.4%
Amsurg Corp., First Lien Term Loan B, 3.754%, 7/16/2021	570,000	565,104
Community Health Systems, Inc., Term Loan D, 4.25%, 1/27/2021	545,875	544,950
DaVita HealthCare Partners, Inc., Term Loan B, 3.5%, 6/24/2021	957,600	948,445
Par Pharmaceutical Companies, Inc., Term Loan B2, 4.0%, 9/30/2019	1,259,297	1,236,138
Valeant Pharmaceuticals International, Inc.:
Term Loan B, 3.75%, 2/13/2019	1,979,852	1,961,153
Term Loan B, 3.75%, 12/11/2019	677,092	670,321
		5,926,111
Industrials 1.1%
Ply Gem Industries, Inc., Term Loan, 4.0%, 2/1/2021	626,850	616,272
WP CPP Holdings LLC, First Lien Term Loan, 4.75%, 12/27/2019	2,074,896	2,066,462
		2,682,734
Information Technology 2.8%
First Data Corp.:
Term Loan, 3.655%, 3/23/2018	3,987,082	3,916,071
Term Loan, 4.155%, 3/24/2021	2,075,000	2,049,716
Freescale Semiconductor, Inc., Term Loan B4, 4.25%, 2/28/2020	626,842	618,518
Spansion LLC, Term Loan, 3.75%, 12/19/2019	368,141	363,079
		6,947,384
Materials 1.7%
American Rock Salt Holdings LLC, First Lien Term Loan, 4.75%, 5/20/2021	2,239,388	2,220,353
Axalta Coating Systems U.S. Holdings, Inc., Term Loan, 3.75%, 2/1/2020	2,045,909	2,009,042
		4,229,395
Telecommunication Services 2.4%
Crown Castle International Corp., Term Loan B, 3.0%, 1/31/2019	4,800,581	4,756,799
DigitalGlobe, Inc., Term Loan B, 3.75%, 1/31/2020	73,875	73,275
Syniverse Holdings, Inc., Term Loan B, 4.0%, 4/23/2019	1,110,102	1,092,990
		5,923,064
Utilities 0.6%
NRG Energy, Inc., Term Loan B, 2.75%, 7/2/2018	1,651,293	1,622,486
Total Loan Participations and Assignments (Cost $58,194,559)		57,727,610

	Shares	Value ($)

Preferred Stock 0.5%
Financials
Ally Financial, Inc. Series G, 144A, 7.0% (Cost $1,146,849)	1,198	1,205,113

Cash Equivalents 5.4%
Central Cash Management Fund, 0.05% (b) (Cost $13,613,626)	13,613,626	13,613,626

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $357,687,694)†	144.7	361,687,044
Notes Payable	(46.6)	(116,500,000)
Other Assets and Liabilities, Net	1.9	4,714,456
Net Assets	100.0	249,901,500

The following table represents a bond that is in default:
Security	Coupon	Maturity Date	Principal Amount ($)	Cost ($)	Value ($)
Energy Future Holdings Corp.*	6.5%	11/15/2024	525,000	305,197	446,250

* Non-income producing security.

** Floating rate securities’ yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of September 30, 2014.

† The cost for federal income tax purposes was $357,626,813. At September 30, 2014, net unrealized appreciation for all securities based on tax cost was $4,060,231. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $7,319,866 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $3,259,635.

(a) When-issued security.

(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

PIK: Denotes that all or a portion of the income is paid in-kind in the form of additional principal.

REIT: Real Estate Investment Trust

At September 30, 2014, open credit default swap contracts sold were as follows:
Bilateral Swaps
Effective/ Expiration Dates	Notional Amount ($) (c)		Fixed Cash Flows Received	Underlying Debt Obligation/ Quality Rating (d)	Value ($)	Upfront Payments Paid ($)	Unrealized Appreciation ($)
12/20/2011 3/20/2017	705,000	1	5.0%	CIT Group, Inc., 5.5%, 2/15/2019, BB–	63,452	14,671	48,781
6/20/2013 9/20/2018	530,000	1	5.0%	DISH DBS Corp., 6.75%, 6/1/2021, BB–	66,141	37,602	28,539
9/20/2012 12/20/2017	910,000	2	5.0%	General Motors Corp., 3.3%, 12/20/2017, BB+	115,270	43,571	71,699
6/20/2013 9/20/2018	1,240,000	3	5.0%	HCA, Inc., 8.0%, 10/1/2018, B–	157,999	78,713	79,286
6/20/2013 9/20/2018	1,260,000	4	5.0%	Sprint Communications, Inc., 6.0%, 12/1/2016, BB–	129,269	59,443	69,826
Total unrealized appreciation							298,131

(c) The maximum potential amount of future undiscounted payments that the Fund could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of buy protection credit default swap contracts entered into by the Fund for the same referenced debt obligation, if any.

(d) The quality ratings represent the higher of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings and are unaudited.

Counterparty:

1 Credit Suisse

2 UBS AG

3 Goldman Sachs & Co.

4 Bank of America

As of September 30, 2014, the Fund had the following open forward foreign currency exchange contracts:
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
EUR	2,052,200	USD	2,726,235	10/17/2014	133,953	JPMorgan Chase Securities, Inc.

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
USD	2,251,930	EUR	1,738,035	10/17/2014	(56,492)	Citigroup, Inc.

Currency Abbreviations
EUR Euro USD United States Dollar

For information on the Fund's policy and additional disclosure regarding credit default swaps and forward foreign currency exchange contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of September 30, 2014 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Fixed Income Investments (e)
Corporate Bonds	$—	$289,140,695	$—	$289,140,695
Loan Participations and Assignments	—	57,324,131	403,479	57,727,610
Preferred Stock	—	1,205,113	—	1,205,113
Short-Term Investments	13,613,626	—	—	13,613,626
Derivatives (f) Credit Default Swaps Contracts	—	298,131	—	298,131
Forward Foreign Currency Contracts	—	133,953	—	133,953
Total	$13,613,626	$348,102,023	$403,479	$362,119,128
Liabilities	Level 1	Level 2	Level 3	Total

Derivatives (f) Forward Foreign Currency Contracts	$—	$(56,492)	$—	$(56,492)
Total	$—	$(56,492)	$—	$(56,492)

There have been no transfers between fair value measurement levels during the year ended September 30, 2014.

(e) See Investment Portfolio for additional detailed categorizations.

(f) Derivatives include unrealized appreciation (depreciation) on credit default swap contracts and forward foreign currency exchange contracts.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of September 30, 2014
Assets
Investments: Investments in non-affiliated securities, at value (cost $344,074,068)	$348,073,418
Investment in Central Cash Management Fund (cost $13,613,626)	13,613,626
Total investments in securities, at value (cost $357,687,694)	361,687,044
Cash	277,361
Foreign currency, at value (cost $52)	51
Receivable for investments sold	332,827
Receivable for investments sold — when-issued securities	440,187
Interest receivable	5,708,283
Unrealized appreciation on bilateral swap contracts	298,131
Unrealized appreciation on forward foreign currency exchange contracts	133,953
Upfront payments paid on bilateral swap contracts	234,000
Other assets	702
Total assets	369,112,539
Liabilities
Payable for investment purchased — when-issued securities	1,977,333
Notes payable	116,500,000
Interest on notes payable	128,451
Payable for Fund shares repurchased	85,458
Unrealized depreciation on forward foreign currency exchange contracts	56,492
Accrued management fee	259,272
Accrued Directors' fees	2,257
Other accrued expenses and payables	201,776
Total liabilities	119,211,039
Net assets, at value	$249,901,500

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of September 30, 2014 (continued)
Net Assets Consist of
Undistributed net investment income	433,301
Net unrealized appreciation (depreciation) on: Investments	3,999,350
Swap contracts	298,131
Foreign currency	76,829
Accumulated net realized gain (loss)	(595,643,366)
Paid-in capital	840,737,255
Net assets, at value	$249,901,500
Net Asset Value
Net Asset Value per share ($249,901,500 ÷ 15,450,908 shares of common stock issued and outstanding, $.01 par value, 100,000,000 shares authorized)	$16.17

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended September 30, 2014
Investment Income
Interest	$22,140,272
Dividends	68,630
Income distributions — Central Cash Management Fund	5,364
Total income	22,214,266
Expenses: Management fee	3,195,011
Administration fee	375,916
Services to shareholders	2,602
Custodian fee	66,099
Professional fees	134,392
Reports to shareholders	82,731
Directors' fees and expenses	21,009
Interest expense	1,276,959
Stock exchange listing fees	23,750
Other	60,013
Total expenses	5,238,482
Net investment income	16,975,784
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	5,249,150
Swap contracts	173,058
Foreign currency	(19,493)
5,402,715
Change in net unrealized appreciation (depreciation) on: Investments	(4,358,158)
Unfunded loan commitments	(2,775)
Swap contracts	125,017
Foreign currency	125,994
(4,109,922)
Net gain (loss)	1,292,793
Net increase (decrease) in net assets resulting from operations	$18,268,577

The accompanying notes are an integral part of the financial statements.

Statement of Cash Flows
for the year ended September 30, 2014
Increase (Decrease) in Cash: Cash Flows from Operating Activities
Net increase (decrease) in net assets resulting from operations	$18,268,577
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided (used) by operating activities: Purchases of long-term investments	(169,443,857)
Net purchases, sales and maturities of short-term investments	(9,318,116)
Net amortization/accretion of premium (discount)	848,784
Proceeds from sales and maturities of long-term investments	189,504,448
(Increase) decrease in interest receivable	651,792
(Increase) decrease in other assets	(702)
(Increase) decrease in receivable for investments sold	1,314,970
(Increase) decrease in receivable for investments sold — when-issued securities	(440,187)
(Increase) decrease in interest on notes payable	98,952
Increase (decrease) in payable for investments purchased	(6,240,878)
Increase (decrease) in payable for investments purchased — when-issued securities	(2,222,667)
Increase (decrease) in upfront payments paid/received on credit default swap contracts	63,709
Increase (decrease) in other accrued expenses and payables	(6,399)
Change in unrealized (appreciation) depreciation on investments	4,358,158
Change in unrealized (appreciation) depreciation on swaps	(125,017)
Change in net unrealized (appreciation) depreciation on forward foreign currency exchange contracts	(128,190)
Change in unrealized (appreciation) depreciation in unfunded commitments	2,775
Net realized (gain) loss from investments	(5,249,150)
Cash provided (used) by operating activities	21,937,002
Cash Flows from Financing Activities
Net increase (decrease) in notes payable	6,500,000
Cost of shares repurchased	(11,801,081)
Distributions paid	(16,461,492)
Cash provided (used) for financing activities	(21,762,573)
Increase (decrease) in cash	174,429
Cash at beginning of period (including foreign currency)	102,983
Cash at end of period (including foreign currency)	$277,412
Supplemental Disclosure
Interest paid on notes	$(1,178,007)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended September 30,
Increase (Decrease) in Net Assets	2014	2013
Operations: Net investment income	$16,975,784	$19,035,476
Net realized gain (loss)	5,402,715	5,447,167
Change in net unrealized appreciation (depreciation)	(4,109,922)	(6,608,565)
Net increase (decrease) in net assets resulting from operations	18,268,577	17,874,078
Distributions to shareholders from: Net investment income	(16,461,492)	(19,868,293)
Total distributions	(16,461,492)	(19,868,293)
Fund share transactions: Cost of shares repurchased	(11,793,154)	(8,183,656)
Net increase (decrease) in net assets from Fund share transactions	(11,793,154)	(8,183,656)
Increase (decrease) in net assets	(9,986,069)	(10,177,871)
Net assets at beginning of period	259,887,569	270,065,440
Net assets at end of period (including undistributed net investment income and distributions in excess of net investment income of $433,301 and $54,736, respectively)	$249,901,500	$259,887,569
Other Information
Shares outstanding at beginning of period	16,269,962	16,850,701
Shares repurchased	(819,054)	(580,739)
Shares outstanding at end of period	15,450,908	16,269,962

The accompanying notes are an integral part of the financial statements.

Financial Highlights
	Years Ended September 30,
	2014	2013	2012	2011	2010
Selected Per Share Data
Net asset value, beginning of period	$15.97	$16.03	$13.92	$15.03	$13.58
Income (loss) from investment operations: Net investment incomea	1.08	1.14	1.25	1.25	1.03
Net realized and unrealized gain (loss)	.07	(.08)	2.19	(1.09)	1.19
Total from investment operations	1.15	1.06	3.44	.16	2.22
Less distributions from: Net investment income	(1.05)	(1.19)	(1.33)	(1.42)	(.88)
NAV accretion resulting from repurchases of shares and shares tendered at a discount to NAVa	.10	.07	—	.15	.11
Net asset value, end of period	$16.17	$15.97	$16.03	$13.92	$15.03
Market value, end of period	$14.64	$14.15	$15.97	$13.07	$13.40
Total Return
Based on net asset value (%)b	8.78	7.77	25.73	2.16	18.67
Based on market value (%)b	11.16	(4.15)	33.41	7.66	28.42
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	250	260	270	234	365
Ratio of expenses before fee reductions (including interest expense and dividend expense for securities sold short) (%)d	2.01	2.06	2.30	2.52	1.64
Ratio of expenses after fee reductions (including interest expense and dividend expense for securities sold short) (%)d	2.01	2.06	2.08	2.31	1.50
Ratio of expenses after fee reductions (excluding interest expense and dividend expense for securities sold short) (%)d	1.52	1.47	1.44	1.68	1.24
Ratio of net investment income (%)	6.53	7.01	8.12	8.08	7.18
Portfolio turnover rate (%)	46	53	36	134	154
Total debt outstanding, end of period ($ thousands)	116,500	110,000	114,000	98,000	50,000
Asset coverage per $1,000 of debtc	3,145	3,363	3,369	3,392	8,303
a Based on average shares outstanding during the period.
b Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares traded during the period.
c Asset coverage equals the total net assets plus borrowings of the Fund divided by the borrowings outstanding at period end.
d Prior to November 5, 2010, the Fund utilized short sales as part of the hedge strategy that sought to provide returns that were uncorrelated with the market.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Deutsche High Income Opportunities Fund, Inc. (formerly DWS High Income Opportunities Fund, Inc.) (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act''), as a closed-end, diversified management investment company organized as a Maryland corporation.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Debt securities and loan participations and assignments are valued at prices supplied by independent pricing services approved by the Fund's Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers and loan participations and assignments are valued at the mean of the most recent bid and ask quotations or evaluated prices, as applicable, obtained from broker-dealers. Certain securities may be valued on the basis of a price provided by a single source or broker-dealer. No active trading market may exist for some senior loans and they may be subject to restrictions on resale. The inability to dispose of senior loans in a timely fashion could result in losses. These securities are generally categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Swap contracts are valued daily based upon prices supplied by a Board-approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. Additionally, the Fund may be required to post securities and/or cash collateral in accordance with the terms of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Loan Participations and Assignments. Loan Participations and Assignments are portions of loans originated by banks and sold in pieces to investors. These fixed- and floating-rate loans ("Loans") in which the Fund invests are arranged between the borrower and one or more financial institutions ("Lenders"). These Loans may take the form of Senior Loans, which are corporate obligations often issued in connection with recapitalizations, acquisitions, leveraged buy outs and refinancing. The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship with only the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, or any rights of set off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. Loans held by the Fund are generally in the form of Assignments, but the Fund may also invest in Participations. All Loans involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At September 30, 2014, the Fund had a net tax basis capital loss carryforward of approximately $595,704,000, including $511,896,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until September 30, 2016 ($58,426,000), September 30, 2017 ($198,233,000), September 30, 2018 ($243,689,000) and September 30, 2019 ($11,548,000), the respective expiration dates, whichever occurs first; and approximately $83,808,000 of post-enactment long-term losses, which may be applied against realized net taxable capital gains indefinitely.

The Fund has reviewed the tax positions for the open tax years as of September 30, 2014 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund are declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss and forward foreign currency commitments. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At September 30, 2014, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:
Undistributed ordinary income*	$838,932
Capital loss carryfowards	$(595,704,000)
Net unrealized appreciation (depreciation) on investments	$4,060,231

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended September 30,
	2014	2013
Distributions from ordinary income*	$16,461,492	$19,868,293

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Statement of Cash Flows. Information on financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows represents the cash and foreign currency positions at the Fund's custodian bank at September 30, 2014.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities in default of principal.

B. Derivative Instruments

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on the notional amount of the swap. A bilateral swap is a transaction between the fund and a counterparty where cash flows are exchanged between the two parties. A centrally cleared swap is a transaction executed between the fund and a counterparty, then cleared by a clearing member through a central clearinghouse. The central clearinghouse serves as the counterparty, with whom the fund exchanges cash flows.

The value of a swap is adjusted daily, and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Gains or losses are realized when the swap expires or is closed. Certain risks may arise when entering into swap transactions including counterparty default; liquidity; or unfavorable changes in interest rates or the value of the underlying reference security, commodity or index. In connection with bilateral swaps, securities and/or cash may be identified as collateral in accordance with the terms of the swap agreement to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the swap, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. Upon entering into a centrally cleared swap, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the notional amount of the swap. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the swap. In a cleared swap transaction, counterparty risk is minimized as the central clearinghouse acts as the counterparty.

An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.

A credit default swap is a contract between a buyer and a seller of protection against pre-defined credit events for the reference entity. As a seller in the credit default swap contract, the Fund is required to pay the par (or other agreed-upon) value of the referenced entity to the counterparty with the occurrence of a credit event by a third party, such as a U.S. or foreign corporate issuer, on the reference entity, which would likely result in a loss to the Fund. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund keeps the stream of payments with no payment obligations. As a buyer in the credit default swap contract, the Fund functions as the counterparty referenced above. This involves the risk that the contract may expire worthless. It also involves counterparty risk that the seller may fail to satisfy its payment obligations to the Fund with the occurrence of a credit event. When the Fund sells a credit default swap contract it will cover its commitment. This is achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the reference entities for all outstanding credit default swap contracts sold by the Fund. For the year ended September 30, 2014, the Fund sold credit default swap contracts to gain exposure to an underlying issuer's credit quality characteristics.

Under the terms of a credit default swap, the Fund receives or makes periodic payments based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss in the Statement of Operations. Payments received or made as a result of a credit event or termination of the swap are recognized, net of a proportional amount of the upfront payment, as realized gains or losses in the Statement of Operations.

A summary of the open credit default swap contracts as of September 30, 2014 is included in a table following the Fund's Investment Portfolio. For the year ended September 30, 2014, the investment in credit default swap contracts sold had a total notional value of $4,645,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the year ended September 30, 2014, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of September 30, 2014 is included in a table following the Fund's Investment Portfolio. For the year ended September 30, 2014, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from approximately $2,333,000 to $4,037,000, and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from $0 to approximately $2,252,000.

The following tables summarize the value of the Fund's derivative instruments held as of September 30, 2014 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Asset Derivatives	Forward Contracts	Swap Contracts	Total
Credit Contracts (a)	$—	$298,131	$298,131
Foreign Exchange Contracts (b)	133,953	—	133,953
	$133,953	$298,131	$432,084
Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:
(a) Unrealized appreciation on bilateral swap contracts
(b) Unrealized appreciation on forward foreign currency exchange contracts

Liability Derivative	Forward Contracts
Foreign Exchange Contracts (a)	$(56,492)
The above derivative is located in the following Statement of Asset and Liabilities account: (a) Unrealized depreciation on forward foreign currency exchange contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended September 30, 2014 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Forward Contracts	Swap Contracts	Total
Credit Contracts (a)	$—	$173,058	$173,058
Foreign Exchange Contracts (b)	(59,616)	—	(59,616)
	$(59,616)	$173,058	$113,442
Each of the above derivatives is located in the following Statement of Operations accounts:
(a) Net realized gain (loss) from bilateral swap contracts
(b) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

Change in Net Unrealized Appreciation (Depreciation)	Forward Contracts	Swap Contracts	Total
Credit Contracts (a)	$—	$125,017	$125,017
Foreign Exchange Contracts (b)	128,190	—	128,190
	$128,190	$125,017	$253,207
Each of the above derivatives is located in the following Statement of Operations accounts:
(a) Change in net unrealized appreciation (depreciation) on swap contracts
(b) Change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

As of September 30, 2014, the Fund has transactions subject to enforceable master netting agreements. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by derivative type, including any collateral exposure, is included in the following tables:
Counterparty	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Received	Net Amount of Derivative Assets
Bank of America	$69,826	$—	$—	$69,826
Credit Suisse	77,320	—	—	77,320
Goldman Sachs & Co.	79,286	—	—	79,286
JPMorgan Chase Securities, Inc.	133,953	—	—	133,953
UBS AG	71,699	—	—	71,699
	$432,084	$—	$—	$432,084
Counterparty	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Pledged	Net Amount of Derivative Liabilities
Citigroup, Inc.	$56,492	$—	$—	$56,492

C. Purchases and Sales of Securities

During the year ended September 30, 2014, purchases and sales of investment securities (excluding short-term investments) aggregated $169,443,857 and $189,504,448, respectively.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The contractual management fee payable under the Investment Management Agreement is equal to an annual rate of 0.85% of the Fund's average daily managed assets, computed and accrued daily and payable monthly. Managed assets means the total assets of the Fund (including any assets attributable to any leverage that may be outstanding) minus the sum of accrued liabilities (other than debt representing financial leverage).

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily managed assets, computed and accrued daily and payable monthly. For the year ended September 30, 2014, the Administration Fee was $375,916, of which $30,470 is unpaid.

Service Provider Fees. DeAWM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent and dividend-paying agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent and dividend-paying agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended September 30, 2014, the amount charged to the Fund by DSC aggregated $277, of which $67 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended September 30, 2014, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $16,055, of which $9,203 is unpaid.

Directors' Fees and Expenses. The Fund paid retainer fees to each Director not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicle. The Fund may invest uninvested cash balances in Central Cash Management Fund, which is managed by the Advisor. The Fund indirectly bears its proportionate share of the expenses of Central Cash Management Fund. Central Cash Management Fund does not pay the Advisor an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

E. Investing in High-Yield Securities

The Fund's performance could be hurt if a security declines in credit quality or goes into default, or if an issuer does not make timely payments of interest or principal. Because the issuers of high-yield debt securities or junk bonds (debt securities rated below the fourth-highest category) may be in uncertain financial health, the risk of loss from default by the issuer is significantly greater. Prices and yields of high-yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high-yield securities may adversely affect a fund's net asset value. Because the Fund may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

F. Borrowings

The Fund has a secured line of credit with a commercial bank with a commitment amount up to $122,000,000 with a maturity date of September 21, 2015. The note bears interest at the higher of either the Overnight Federal Funds rate, the Overnight LIBOR rate or the LIBOR Term Rate, plus 0.80% (0.85% prior to September 22, 2014). At September 30, 2014, this was 1.03%. A commitment fee on the unused portion of the facility is charged to the Fund and is included with "interest expense" in the Statement of Operations.

At September 30, 2014, the Fund had a notes payable outstanding of $116,500,000. The weighted average outstanding daily balance of all loans during the year ended September 30, 2014 was approximately $115,434,000, with a weighted average annual borrowing cost of 1.11%. The borrowings were valued at cost, which approximates fair value.

Leverage involves risks and special considerations for the Fund's stockholders, including the likelihood of greater volatility of net asset value and market price of, and dividends on, the Fund's shares than a comparable portfolio without leverage; the risk that fluctuations in interest rates on such borrowings will reduce the return to stockholders; and the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the Fund's shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the Fund's shares.

Changes in the value of the Fund's portfolio will be borne by the stockholders. If there is a net decrease (or increase) in the value of the Fund's investment portfolio, leverage will decrease (or increase) the net asset value per share to a greater extent than if leverage were not used. It is also possible that the Fund will be required to sell assets at a time when it would otherwise not do so, possibly at a loss, in order to meet payment obligations on borrowings or to comply with asset coverage or other restrictions imposed by the lender. The Fund is subject to certain restrictions on its investments including asset coverage and portfolio composition requirements, under the terms of the credit facility. Such restrictions and covenants contained in the credit facility impose asset coverage and portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act.

During periods in which the Fund is using leverage, the fees received by the Advisor for investment management and advisory services will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund's total managed assets, including proceeds from the use of leverage.

There is no assurance that the Fund's leveraging strategy will be successful.

G. Share Repurchases

The Board of Directors previously authorized the Fund to effect periodic repurchases for up to 5% of its shares in the open market from time to time when the Fund's shares trade at a discount to their net asset value. During its fiscal year ended September 30, 2014 and the year ended September 30, 2013, the Fund purchased 819,054 and 580,739 of its shares of common stock on the open market at a total cost of $11,793,154 and $8,183,656 ($14.40 and $14.09 average per share), respectively. The weighted average discount of these purchased shares comparing the purchase price to the net asset value at the time of purchase, was 12.09% and 11.80%, respectively.

On July 9, 2014, the Fund announced that the Fund’s Board of Directors extended the Fund’s existing open market share repurchase program for an additional twelve-month period. The Fund may continue to purchase an aggregate of up to 5% of the Fund’s outstanding shares of common stock in open-market transactions over the period from December 1, 2014 until November 30, 2015 when the Fund’s shares trade at a discount to net asset value. The Board’s authorization of the repurchase program extension follows the previous repurchase program, which commenced on December 1, 2013 and runs until November 30, 2014.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Deutsche High Income Opportunities Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Deutsche High income Opportunities Fund, Inc. (formerly DWS High Income Opportunities Fund, Inc.) (the "Fund"), including the investment portfolio, as of September 30, 2014, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Deutsche High Income Opportunities Fund, Inc. at September 30, 2014, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts November 21, 2014

Tax Information (Unaudited)

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

Stockholder Meeting Results (Unaudited)

The Annual Meeting of Stockholders (the "Meeting") of Deutsche High Income Opportunities Fund, Inc. (the "Fund") was held on September 3, 2014. At the close of business on July 2, 2014, the record date for the determination of stockholders entitled to vote at the Meeting, there were issued and outstanding 15,567,728 shares of the Fund’s common stock, each share being entitled to one vote, constituting all of the Fund’s outstanding voting securities. At the Meeting, the holders of 14,212,611 shares of the Fund’s common stock were represented in person or by proxy, constituting a quorum. The following matter was voted upon by the stockholders of the Fund.

1. To elect the following four individuals as Class I Directors of the Fund.

All of the nominees received a sufficient number of votes to be elected. (the resulting votes are presented below):
	Number of Votes:
	For	Withheld
John W. Ballantine	12,670,175	1,542,436
Dawn-Marie Driscoll	12,658,859	1,553,752
Kenneth C. Froewiss	12,677,711	1,534,900
Rebecca W. Rimel	12,656,975	1,555,636

Dividend Reinvestment and Cash Purchase Plan

The Board of Directors of the Fund has established a Dividend Reinvestment and Cash Purchase Plan (the "Plan") for shareholders that elect to have all dividends and distributions automatically reinvested in shares of common stock of the Fund (each a "Participant"). DST Systems, Inc. (the "Plan Agent") has been appointed by the Fund’s Board of Directors to act as agent for each Participant.

A summary of the Plan is set forth below. Shareholders may obtain a copy of the entire Dividend Reinvestment and Cash Purchase Plan by visiting the Fund’s Web site at deutschefunds.com or by calling (800) 294-4366.

If you wish to participate in the Plan and your shares are held in your own name, contact DeAWM Service Company (the "Transfer Agent") at P.O. Box 219066, Kansas City, Missouri 64121-9066 or (800) 294-4366 for the appropriate form. Current shareholders may join the Plan by either enrolling their shares with the Transfer Agent or making an initial cash deposit of at least $250 with the Transfer Agent. First-time investors in the Fund may join the Plan by making an initial cash deposit of at least $250 with the Transfer Agent. Initial cash deposits will be invested within approximately 30 days. If your shares are held in the name of a broker or other nominee, you should contact the broker or nominee in whose name your shares are held to determine whether and how you may participate in the Plan.

Whenever the Fund declares an income dividend or a capital gain distribution payable in common shares or cash at the option of the shareholders, each Participant is deemed to have elected to take such dividend or distribution entirely in additional shares of common stock of the Fund. If the market price per share of the Fund’s common stock on the valuation date equals or exceeds the net asset value per share on the valuation date, the number of additional shares to be issued by the Fund and credited to the Participant’s account shall be determined by dividing the dollar amount of the dividend or capital gain distribution payable on the Participant’s shares by the greater of the following amounts per share of the Fund’s common stock on the valuation date: (a) the net asset value, or (b) 95% of the market price. If the market price per share of the Fund’s common stock on the valuation date is less than the net asset value per share on the valuation date, the Plan Agent shall apply the dollar amount of the dividend or capital gain distribution on such Participant’s shares (less such Participant’s pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of such dividend and distribution) to the purchase on the open market of shares of the Fund’s common stock for the Participant’s account. The valuation date will be the payment date for the dividend or capital gains distribution or, if such date is not a New York Stock Exchange trading date, then the next preceding New York Stock Exchange trading date. Should the Fund declare an income dividend or capital gain distribution payable only in cash, the amount of such dividend or distribution on each Participant’s shares (less such Participant’s pro rata share of brokerage commissions incurred with respect to open-market purchases in connection with the reinvestment of such dividend or distribution) shall be applied to the purchase on the open market of shares of the Fund’s common stock for the Participant’s account. Open-market purchases will be made on or shortly after the payment date for such dividend or distribution, and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law.

Each Participant may send additional funds in the amount of $100 in any month (with a $36,000 annual limit) for the purchase on the open market of shares of the Fund’s common stock for the Participant’s account. Such voluntary payments will be invested by the Plan Agent on or shortly after the 15th of each month and in no event more than 30 days after such dates, except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law. Optional cash payments received from a Participant on or prior to the fifth day preceding the 15th of each month will be applied by the Plan Agent to the purchase of additional shares of the Fund’s common stock as of that investment date. No interest will be paid on optional cash payments held until investment. Consequently, Participants are strongly urged to ensure that their payments are received by the Transfer Agent on or prior to the fifth day preceding the 15th of any month. Optional cash payments should be made in U.S. dollars and be sent by first-class mail, postage prepaid only to the following address (deliveries to any other address do not constitute valid delivery):

Deutsche High Income Opportunities Fund, Inc.

Dividend Reinvestment and Cash Purchase Plan

c/o DeAWM Service Company

P.O. Box 219066

Kansas City, MO 64121-9066

(800) 294-4366

Participants may withdraw their entire voluntary cash payment by written notice received by the Transfer Agent not less than 48 hours before such payment is to be invested.

Investment of voluntary cash payments and other open-market purchases may be made on any securities exchange where the Fund’s common stock is traded, in the OTC market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as the Plan Agent shall determine.

The Transfer Agent will confirm to each Participant each acquisition made for such Participant’s account as soon as practicable but no later than 60 days after the date thereof. The Transfer Agent will send to each Participant a statement of account confirming the transaction and itemizing any previous reinvestment activity for the calendar year. A statement reflecting the amount of cash received by the Fund’s Transfer Agent will be issued on receipt of each cash deposit. The statements are the record of the costs of shares and should be retained for tax purposes.

The reinvestment of dividends and capital gain distributions does not relieve the Participant of any tax that may be payable on such dividends and distributions. The Fund’s Transfer Agent will report to each Participant the taxable amount of dividends and distributions credited to his or her account. Participants will be treated as receiving the amount of the distributions made by the Fund, which amount generally will be either equal to the amount of the cash distribution the Participant would have received if the Participant had elected to receive cash or, for shares issued by the Fund, the fair market value of the shares issued to the Participant.

The service fees for handling capital gain distributions or income dividends will be paid by the Fund.

Participants may terminate their accounts under the Plan by notifying the Transfer Agent in writing. Such termination will be effective immediately if such Participant’s notice is received by the Transfer Agent not less than ten days prior to any dividend or distribution record date; otherwise such termination will be effective as soon as practicable upon completion of the reinvestment of capital gain distributions or income dividends. If a Participant elects by notice to the Plan Agent in writing in advance of such termination to have the Plan Agent sell part or all of such Participant’s shares and remit the proceeds to such Participant, the Plan Agent is authorized to deduct brokerage commissions for this transaction and any transfer taxes. The Plan may be terminated by the Fund upon notice in writing mailed to Participants at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund. The terms and conditions of the Plan may be amended or supplemented by the Fund at any time or times, but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission, any securities exchange on which shares of the Fund are listed, or any other regulatory authority and with certain other limited exceptions, only by mailing to Participants appropriate written notice at least 30 days prior to the effective date thereof.

All correspondence and inquiries concerning the Plan, and requests for additional information about the Plan, should be directed to DeAWM Service Company at P.O. Box 219066, Kansas City, Missouri 64121-9066 or (800) 294-4366.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Directors approved the renewal of Deutsche High Income Opportunities Fund, Inc.’s investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2014.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— In September 2014, all of the Fund’s Directors were independent of DIMA and its affiliates.

— The Directors met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee, in coordination with the Board’s Fixed Income and Asset Allocation Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability compiled by a fee consultant retained by the Fund’s Independent Directors (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Directors regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Directors were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA has managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of Deutsche Bank AG ("DB"), a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

In 2012, DB combined its Asset Management (of which DIMA was a part) and Wealth Management divisions into a new Asset and Wealth Management ("AWM") division. DB has advised the Independent Directors that the U.S. asset management business is a critical and integral part of DB, and that DB will continue to invest in AWM a significant portion of the savings it has realized by combining its Asset and Wealth Management divisions, including ongoing enhancements to AWM’s investment capabilities. DB also has confirmed its commitment to maintaining strong legal and compliance groups within the AWM division.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled by the Fee Consultant using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer universe), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2013, the Fund’s net asset value performance was in the 4th quartile, 2nd quartile and 3rd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-, three- and five-year periods ended December 31, 2013. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the Deutsche fund complex.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were higher than the median (3rd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2013). The Board noted that the management fee and administrative services fee are charged on managed assets and the management fees received by DIMA will be higher during periods in which the Fund uses leverage. The Board considered that the Fund currently employs leverage through borrowings. The Board noted that the Fund’s total (net) operating expenses excluding certain investment related expenses and based on managed assets were expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2013). The Board also considered how the Fund’s total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board noted that, in connection with the 2012 contract renewal process, DIMA agreed to reduce the Fund’s contractual management fee rate to an annual rate of 0.85% of the Fund’s average daily managed assets effective October 1, 2012. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable funds and considered differences between the Fund and the comparable funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts and funds offered primarily to European investors ("Deutsche Europe funds") managed by DIMA and its affiliates. The Board noted that DIMA indicated that it does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche U.S. mutual funds ("Deutsche Funds"), as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DIMA’s chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Directors and counsel present. It is possible that individual Directors may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139. The Board is divided into three classes of Board Members, Class I, Class II and Class III. At each annual meeting of shareholders of the Corporation, the class of Board Members elected at such meeting is elected to hold office until the annual meeting held in the third succeeding year and until the election and qualification of such Board Member's successor, if any, or until such Board Member sooner dies, resigns, retires or is removed. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013, and Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009–present; Clinical Professor from 1997–September 2009); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	105	—
William McClayton (1944) Vice Chairperson since 2013, and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	105	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.2 (provider of disease and care management services) (2003–2014); Stockwell Capital Investments PLC (private equity); First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	105	Portland General Electric2 (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); North Bennett Street School (Boston); former Directorships: Belo Corporation2 (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College	105	Lead Director, Becton Dickinson and Company2 (medical technology company)
Dawn-Marie Driscoll (1946) Board Member since 1987
Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene's (retail) (1978–1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		105	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	105	—
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Chair, Governing Council of the Independent Directors Council (Chairman of Education Committee); formerly: Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); former Directorships: Prisma Energy International	105	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	105	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care2 (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	105	Director, Becton Dickinson and Company2 (medical technology company) (2012– present); Director, BioTelemetry Inc.2 (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	105	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996). Directorships: The William and Flora Hewlett Foundation (charitable organization); former Directorships: Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	105	—
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	105	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Business Experience and Directorships During the Past Five Years
Brian E. Binder8 (1972) President and Chief Executive Officer, 2013–present
Managing Director3 and Head of Fund Administration, Deutsche Asset & Wealth Management (2013–present); formerly: Head of Business Management and Consulting at Invesco, Ltd. (2010–2012); Chief Administrative Officer, Van Kampen Funds Inc. (2008–2010); and Chief Administrative Officer, Morgan Stanley Investment Management Americas Distribution (2003–2008)

John Millette7 (1962) Vice President and Secretary, 1999–present	Director,3 Deutsche Asset & Wealth Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present
Managing Director,3 Deutsche Asset & Wealth Management (since July 2004); formerly: Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998–2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994–1998)

Caroline Pearson7 (1962) Chief Legal Officer, 2010–present	Managing Director,3 Deutsche Asset & Wealth Management; formerly: Assistant Secretary for DWS family of funds (1997–2010)
Melinda Morrow6 (1970) Vice President, 2012–present	Director,3 Deutsche Asset & Wealth Management
Hepsen Uzcan7 (1974) Assistant Secretary, 2013–present	Director,3 Deutsche Asset & Wealth Management
Paul Antosca7 (1957) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management
Jack Clark7 (1967) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management
Diane Kenneally7 (1966) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management
Wayne Salit6 (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,3 Deutsche Asset & Wealth Management; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Robert Kloby6 (1962) Chief Compliance Officer, 2006–present	Managing Director,3 Deutsche Asset & Wealth Management

1 The length of time served represents the year in which the Board Member joined the board of one or more Deutsche funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

8 Address: 222 South Riverside Plaza, Chicago, IL 60606.

Additional Information

Automated Information Line	Deutsche AWM Closed-End Fund Info Line (800) 349-4281
Web Site	deutschefunds.com Obtain fact sheets, financial reports, press releases and webcasts when available.
Written Correspondence	Deutsche Asset & Wealth Management Attn: Secretary of the Deutsche Funds One Beacon Street Boston, MA 02108
Legal Counsel	Vedder Price P.C. 222 North LaSalle Street Chicago, IL 60601
Dividend Reinvestment Plan Agent	DST Systems, Inc. 333 W. 11th Street, 5th Floor Kansas City, MO 64105
Transfer Agent	DeAWM Service Company P.O. Box 219066 Kansas City, MO 64121-9066 (800) 294-4366
Custodian	State Street Bank and Trust Company State Street Financial Center One Lincoln Street Boston, MA 02111
Independent Registered Public Accounting Firm	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Portfolio Holdings
Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings as of the month-end are posted on deutschefunds.com on or after the last day of the following month. More frequent posting of portfolio holdings information may be made from time to time on deutschefunds.com.

Investment Management
Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset & Wealth Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.
DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.
Deutsche Asset & Wealth Management is the retail brand name in the U.S. for the wealth management and asset management activities of Deutsche Bank AG and DIMA. Deutsche Asset & Wealth Management is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

NYSE Symbol	DHG
CUSIP Number	25158Y 102

Notes

Notes

Deutsche Asset
& Wealth Management

222 South Riverside Plaza
Chicago, IL 60606-5808

DHIOF-2
IR-024419-4 11/14

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. In accordance with New York Stock Exchange requirements, the Board believes that all members of the fund’s audit committee are financially literate, as such qualification is interpreted by the Board in its business judgment, and that at least one member of the audit committee has accounting or related financial management expertise.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DEUTSCHE HIGH INCOME OPPORTUNITIES FUND, INC.
FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“EY”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years.  The Audit Committee approved in advance all audit services and non-audit services that EY provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended September 30,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2014	$70,596	$0	$9,873	$0
2013	$70,596	$0	$9,873	$0

The above “Tax Fees” were billed for professional services rendered for tax return preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by EY to Deutsche Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended September 30,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2014	$0	$266,072	$6,479,658
2013	$0	$362,466	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.  All other engagement fees were billed for services in connection with agreed upon procedures for DIMA and other related entities.

Non-Audit Services

The following table shows the amount of fees that EY billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that EY provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from EY about any non-audit services that EY rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating EY’s independence.

Fiscal Year Ended September 30,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2014	$9,873	$6,745,730	$411,123	$7,166,726
2013	$9,873	$362,466	$557,067	$929,406

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities.

Audit Committee Pre-Approval Policies and Procedures.  Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000.  All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2013 and 2014 financial statements, the Fund entered into an engagement letter with EY.  The terms of the engagement letter required by EY, and agreed to by the Audit Committee, include provisions in which the parties consent to the sole jurisdiction of federal courts in New York, Boston or the Northern District of Illinois, as well as a waiver of right to a trial by jury and an exclusion of punitive damages.

***

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The registrant's audit committee consists of Paul K. Freeman (Chair), William McClayton (Vice Chair), Henry P. Becton, Jr., Richard J. Herring and John W. Ballantine.

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Proxy Voting Policy and Guidelines

I.           INTRODUCTION

Deutsche Asset & Wealth Management (“AWM”) has adopted and implemented the following policies and procedures, which it believes are reasonably designed to ensure that proxies are voted in the best economic interest of clients, in accordance with its fiduciary duties and local regulation. These Proxy Voting Policies, Procedures and Guidelines shall apply to all accounts managed by US domiciled advisers and to all US client accounts managed by non US regional offices.  Non US regional offices are required to maintain procedures and to vote proxies as may be required by law on behalf of their non US clients. In addition, AWM’s proxy policies reflect the fiduciary standards and responsibilities for ERISA accounts.

The attached guidelines represent a set of global recommendations that were determined by the Global Proxy Voting Sub-Committee (“the GPVSC”).  These guidelines were developed to provide AWM with a comprehensive list of recommendations that represent how AWM will generally vote proxies for its clients.  The recommendations derived from the application of these guidelines are not intended to influence the various AWM legal entities either directly or indirectly by parent or affiliated companies.  In addition, the organizational structures and documents of the various AWM legal entities allows, where necessary or appropriate, the execution by individual AWM subsidiaries of the proxy voting rights independently of any DB parent or affiliated company.  This applies in particular to non U.S. fund management companies.  The individuals that make proxy voting decisions are also free to act independently, subject to the normal and customary supervision by the management/boards of these AWM legal entities.

II.           AWM’S PROXY VOTING RESPONSIBILITIES

Proxy votes are the property of AWM’s advisory clients.1  As such, AWM’s authority and responsibility to vote such proxies depend upon its contractual relationships with its clients.  AWM has delegated responsibility for effecting its advisory clients’ proxy votes to Institutional Shareholder Services (“ISS”), an independent third-party proxy voting specialist.  ISS votes AWM’s advisory clients’ proxies in accordance with AWM’s proxy guidelines or AWM’s specific instructions.  Where a client has given specific instructions as to how a proxy should be voted, AWM will notify ISS to carry out those instructions.  Where no specific instruction exists, AWM will follow the procedures in voting the proxies set forth in this document.  Certain Taft-Hartley clients may direct AWM to have ISS vote their proxies in accordance with Taft Hartley voting Guidelines.

Clients may in certain instances contract with their custodial agent and notify AWM that they wish to engage in securities lending transactions. In such cases, it is the responsibility of the custodian to deduct the number of shares that are on loan so that they do not get voted twice.

III.           POLICIES

1.           Proxy voting activities are conducted in the best economic interest of clients

AWM has adopted the following policies and procedures to ensure that proxies are voted in accordance with the best economic interest of its clients, as determined by AWM in good faith after appropriate review.

2.           The Global Proxy Voting Sub-Committee

The Global Proxy Voting Sub-Committee (the “GPVSC”) is an internal working group established by the applicable AWM’s Investment Risk Oversight Committee pursuant to a written charter.  The GPVSC is responsible for overseeing AWM’s proxy voting activities, including:

(i)
adopting, monitoring and updating guidelines, attached as Exhibit A (the “Guidelines”), that provide how AWM will generally vote proxies pertaining to a comprehensive list of common proxy voting matters;

(ii)
voting proxies where (A) the issues are not covered by specific client instruction or the Guidelines; (B) the Guidelines specify that the issues are to be determined on a case-by-case basis; or (C) where an exception to the Guidelines may be in the best economic interest of AWM’s clients; and

(iii)	monitoring the Proxy Vendor Oversight’s proxy voting activities (see below).

AWM’s Proxy Vendor Oversight, a function of AWM’s Operations Group, is responsible for coordinating with ISS to administer AWM’s proxy voting process and for voting proxies in accordance with any specific client instructions or, if there are none, the Guidelines, and overseeing ISS’ proxy responsibilities in this regard.

3.           Availability of Proxy Voting Policies and Procedures and proxy voting record

Copies of these Policies and Procedures, as they may be updated from time to time, are made available to clients as required by law and otherwise at AWM’s discretion.  Clients may also obtain information on how their proxies were voted by AWM as required by law and otherwise at AWM’s discretion; however, AWM must not selectively disclose its investment company clients’ proxy voting records.  The Proxy Vendor Oversight will make proxy voting reports available to advisory clients upon request.  The investment companies’ proxy voting records will be disclosed to shareholders by means of publicly-available annual filings of each company’s proxy voting record for 12-month periods ended June 30 (see “Recordkeeping” below), if so required by relevant law.

IV.           PROCEDURES

The key aspects of AWM’s proxy voting process are as follows:

1.           The GPVSC’s Proxy Voting Guidelines

The Guidelines set forth the GPVSC’s standard voting positions on a comprehensive list of common proxy voting matters.  The GPVSC has developed, and continues to update the Guidelines based on consideration of current corporate governance principles, industry standards, client feedback, and the impact of the matter on issuers and the value of the investments.

The GPVSC will review the Guidelines as necessary to support the best economic interests of AWM’s clients and, in any event, at least annually.  The GPVSC will make changes to the Guidelines, whether as a result of the annual review or otherwise, taking solely into account the best economic interests of clients.  Before changing the Guidelines, the GPVSC will thoroughly review and evaluate the proposed change and the reasons therefore, and the GPVSC Chair will ask GPVSC members whether anyone outside of the AWM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as an AWM advisory client has requested or attempted to influence the proposed change and whether any member has a conflict of interest with respect to the proposed change.  If any such matter is reported to the GPVSC Chair, the Chair will promptly notify the Conflicts of Interest Management Sub-Committee (see below) and will defer the approval, if possible.  Lastly, the GPVSC will fully document its rationale for approving any change to the Guidelines.

The Guidelines may reflect a voting position that differs from the actual practices of the public company(ies) within the Deutsche Bank organization or of the investment companies for which AWM or an affiliate serves as investment adviser or sponsor.  Investment companies, particularly closed-end investment companies, are different from traditional operating companies. These differences may call for differences in voting positions on the same matter.  Further, the manner in which AWM votes investment company proxies may differ from proposals for which an AWM-advised or sponsored investment company solicits proxies from its shareholders.  As reflected in the Guidelines, proxies solicited by closed-end (and open-end) investment companies are generally voted in accordance with the pre-determined guidelines of ISS. See Section IV.3.B.

Funds (“Underlying Funds”) in which Topiary Fund Management Fund of Funds (each, a “Fund”) invest, may from time to time seek to revise their investment terms (i.e. liquidity, fees, etc.) or investment structure.  In such event, the Underlying Funds may require approval/consent from its investors to effect the relevant changes.  Topiary Fund Management has adopted Proxy Voting Procedures which outline the process for these approvals.

2.           Specific proxy voting decisions made by the GPVSC

The Proxy Vendor Oversight will refer to the GPVSC all proxy proposals (i) that are not covered by specific client instructions or the Guidelines; or (ii) that, according to the Guidelines, should be evaluated and voted on a case-by-case basis.

Additionally, if, the Proxy Vendor Oversight, the GPVSC Chair or any member of the GPVSC, a portfolio manager, a research analyst or a sub-adviser believes that voting a particular proxy in accordance with the Guidelines may not be in the best economic interests of clients, that individual may bring the matter to the attention of the GPVSC Chair and/or the Proxy Vendor Oversight.2

If the Proxy Vendor Oversight refers a proxy proposal to the GPVSC or the GPVSC determines that voting a particular proxy in accordance with the Guidelines is not in the best economic interests of clients, the GPVSC will evaluate and vote the proxy, subject to the procedures below regarding conflicts.

The GPVSC endeavors to hold meetings to decide how to vote particular proxies sufficiently before the voting deadline so that the procedures below regarding conflicts can be completed before the GPVSC’s voting determination.

3.           Certain proxy votes may not be cast

In some cases, the GPVSC may determine that it is in the best economic interests of its clients not to vote certain proxies.  If the conditions below are met with regard to a proxy proposal, AWM will abstain from voting:

■	Neither the Guidelines nor specific client instructions cover an issue;

■	ISS does not make a recommendation on the issue;

■
The GPVSC cannot convene on the proxy proposal at issue to make a determination as to what would be in the client’s best interest. (This could happen, for example, if the Conflicts of Interest Management Sub-committee found that there was a material conflict or if despite all best efforts being made, the GPVSC quorum requirement could not be met).

In addition, it is AWM’s policy not to vote proxies of issuers subject to laws of those jurisdictions that impose restrictions upon selling shares after proxies are voted, in order to preserve liquidity.  In other cases, it may not be possible to vote certain proxies, despite good faith efforts to do so.  For example, some jurisdictions do not provide adequate notice to shareholders so that proxies may be voted on a timely basis.  Voting rights on securities that have been loaned to third-parties transfer to those third-parties, with loan termination often being the only way to attempt to vote proxies on the loaned securities.  Lastly, the GPVSC may determine that the costs to the client(s) associated with voting a particular proxy or group of proxies outweighs the economic benefits expected from voting the proxy or group of proxies.

The Proxy Vendor Oversight will coordinate with the GPVSC Chair regarding any specific proxies and any categories of proxies that will not or cannot be voted.  The reasons for not voting any proxy shall be documented.

4.           Conflict of Interest Procedures

A.           Procedures to Address Conflicts of Interest and Improper Influence

Overriding Principle.  In the limited circumstances where the GPVSC votes proxies,3 the GPVSC will vote those proxies in accordance with what it, in good faith, determines to be the best economic interests of AWM’s clients.4

Independence of the GPVSC.  As a matter of Compliance policy, the GPVSC and the Proxy Vendor Oversight are structured to be independent from other parts of Deutsche Bank.  Members of the GPVSC and the employee responsible for Proxy Vendor Oversight are employees of AWM.  As such, they may not be subject to the supervision or control of any employees of Deutsche Bank Corporate and Investment Banking division (“CIB”).  Their compensation cannot be based upon their contribution to any business activity outside of AWM without prior approval of Legal and Compliance.  They can have no contact with employees of Deutsche Bank outside of the Private Client and Asset Management division (“PCAM”) regarding specific clients, business matters or initiatives without the prior approval of Legal and Compliance.  They furthermore may not discuss proxy votes with any person outside of AWM (and within AWM only on a need to know basis).

Conflict Review Procedures.  There will be a committee (the “Conflicts of Interest Management Sub-Committee”) established within AWM that will monitor for potential material conflicts of interest in connection with proxy proposals that are to be evaluated by the GPVSC.  Promptly upon a determination that a vote shall be presented to the GPVSC, the GPVSC Chair shall notify the Conflicts of Interest Management Sub-Committee.  The Conflicts of Interest Management Sub-Committee shall promptly collect and review any information deemed reasonably appropriate to evaluate, in its reasonable judgment, if AWM or any person participating in the proxy voting process has, or has the appearance of, a material conflict of interest.  For the purposes of this policy, a conflict of interest shall be considered “material” to the extent that a reasonable person could expect the conflict to influence, or appear to influence, the GPVSC’s decision on the particular vote at issue.  GPVSC should provide the Conflicts of Interest Management Sub-Committee a reasonable amount of time (no less than 24 hours) to perform all necessary and appropriate reviews.  To the extent that a conflicts review cannot be sufficiently completed by the Conflicts of Interest Management Sub-Committee the proxies will be voted in accordance with the standard guidelines.

The information considered by the Conflicts of Interest Management Sub-Committee may include without limitation information regarding (i) AWM client relationships; (ii) any relevant personal conflict known by the Conflicts of Interest Management Sub-Committee or brought to the attention of that sub-committee; (iii) and any communications with members of the GPVSC (or anyone participating or providing information to the GPVSC) and any person outside of the AWM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as an AWM advisory client regarding the vote at issue.  In the context of any determination, the Conflicts of Interest Management Sub-Committee may consult with, and shall be entitled to rely upon, all applicable outside experts, including legal counsel.

Upon completion of the investigation, the Conflicts of Interest Management Sub-Committee will document its findings and conclusions.  If the Conflicts of Interest Management Sub-Committee determines that (i) AWM has a material conflict of interest that would prevent it from deciding how to vote the proxies concerned without further client consent or (ii) certain individuals should be recused from participating in the proxy vote at issue, the Conflicts of Interest Management Sub-Committee will so inform the GPVSC chair.

If notified that AWM has a material conflict of interest as described above, the GPVSC chair will obtain instructions as to how the proxies should be voted either from (i) if time permits, the effected  clients, or (ii) in accordance with the standard guidelines.  If notified that certain individuals should be recused from the proxy vote at issue, the GPVSC Chair shall do so in accordance with the procedures set forth below.

Note:  Any AWM employee who becomes aware of a potential, material conflict of interest in respect of any proxy vote to be made on behalf of clients shall notify Compliance.  Compliance shall call a meeting of the conflict review committee to evaluate such conflict and determine a recommended course of action.

Procedures to be followed by the GPVSC.  At the beginning of any discussion regarding how to vote any proxy, the GPVSC Chair (or his or her delegate) will inquire as to whether any GPVSC member (whether voting or ex officio) or any person participating in the proxy voting process has a personal conflict of interest or has actual knowledge of an actual or apparent conflict that has not been reported to the Conflicts of Interest Management Sub-Committee.

The GPVSC Chair also will inquire of these same parties whether they have actual knowledge regarding whether any director, officer or employee outside of the  AWM organization (but within  Deutsche Bank and its affiliates)  or any entity that identifies itself as an AWM advisory client, has: (i) requested that AWM, the Proxy Vendor Oversight (or any member thereof) or a GPVSC member vote a particular proxy in a certain manner;  (ii) attempted to influence AWM, the Proxy Vendor Oversight (or any member thereof), a GPVSC member or any other person in connection with proxy voting activities; or (iii) otherwise communicated with a GPVSC member or any other person participating or providing information to the GPVSC regarding the particular proxy vote at issue, and which incident has not yet been reported to the Conflicts of Interest Management Sub- Committee.

If any such incidents are reported to the GPVSC Chair, the Chair will promptly notify the Conflicts of Interest Management Sub-Committee and, if possible, will delay the vote until the Conflicts of Interest Management Sub-Committee can complete the conflicts report.  If a delay is not possible, the Conflicts of Interest Management Sub-Committee will instruct the GPVSC whether anyone should be recused from the proxy voting process, or whether AWM should vote the proxy in accordance with the standard guidelines, seek instructions as to how to vote the proxy at issue from ISS or, if time permits, the effected clients.  These inquiries and discussions will be properly reflected in the GPVSC’s minutes.

Duty to Report.  Any AWM employee, including any GPVSC member (whether voting or ex officio), that is aware of any actual or apparent conflict of interest relevant to, or any attempt by any person outside of the AWM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as an AWM advisory client to influence, how AWM votes its proxies has a duty to disclose the existence of the situation to the GPVSC Chair (or his or her designee) and the details of the matter to the Conflicts of Interest Management Sub-Committee.  In the case of any person participating in the deliberations on a specific vote, such disclosure should be made before engaging in any activities or participating in any discussion pertaining to that vote.

Recusal of Members.  The GPVSC will recuse from participating in a specific proxy vote any GPVSC members (whether voting or ex officio) and/or any other person who (i) are personally involved in a material conflict of interest; or (ii) who, as determined by the Conflicts of Interest Management Sub-Committee, have actual knowledge of a circumstance or fact that could affect their independent judgment, in respect of such vote.  The GPVSC will also exclude from consideration the views of any person (whether requested or volunteered) if the GPVSC or any member thereof knows, or if the Conflicts of Interest Management Sub-Committee has determined, that such other person has a material conflict of interest with respect to the particular proxy, or has attempted to influence the vote in any manner prohibited by these policies.

If, after excluding all relevant GPVSC voting members pursuant to the paragraph above, there are three or more GPVSC voting members remaining, those remaining GPVSC members will determine how to vote the proxy in accordance with these Policies and Procedures. If there are fewer than three GPVSC voting members remaining, the GPVSC Chair will vote the proxy in accordance with the standard guidelines, will obtain instructions as to how to have the proxy voted from, if time permits, the effected clients and otherwise from ISS.

B.           Investment Companies and Affiliated Public Companies

Investment Companies.  As reflected in the Guidelines, all proxies solicited by open-end and closed-end investment companies are voted in accordance with the pre-determined guidelines of ISS, unless the investment company client directs AWM to vote differently on a specific proxy or specific categories of proxies.  However, regarding investment companies for which AWM or an affiliate serves as investment adviser or principal underwriter, such proxies are voted in the same proportion as the vote of all other shareholders (i.e., “mirror” or “echo” voting).  Master fund proxies solicited from feeder funds are voted in accordance with applicable provisions of Section 12 of the Investment Company Act of 1940.

Subject to participation agreements with certain Exchange Traded Funds ("ETF") issuers that have received exemptive orders from the U.S. Securities and Exchange Commission allowing investing Deutsche funds to exceed the limits set forth in Section 12(d)(1)(A) and (B) of the Investment Company Act of 1940, DeAWM will echo vote proxies for ETFs in which Deutsche Bank holds more than 25% of outstanding voting shares globally when required to do so by participation agreements and SEC orders.

Affiliated Public Companies. For proxies solicited by non-investment company issuers of or within the Deutsche Bank organization, e.g., Deutsche bank itself, these proxies will be voted in the same proportion as the vote of other shareholders (i.e., “mirror” or “echo” voting).

Note: With respect to the Central Cash Management Fund (registered under the Investment Company Act of 1940), the Fund is not required to engage in echo voting and the investment adviser will use these Guidelines, and may determine, with respect to the Central Cash Management Fund, to vote contrary to the positions in the Guidelines, consistent with the Fund’s best interest.

C.           Other Procedures That Limit Conflicts of Interest

AWM and other entities in the Deutsche Bank organization have adopted a number of policies, procedures and internal controls that are designed to avoid various conflicts of interest, including those that may arise in connection with proxy voting, including but not limited to:

•	Code of Business Conduct and Ethics - DB Group;
•	Conflicts of Interest Policy - DB Group;
•	Information Sharing Procedures – DeAWM;
•	Code of Ethics - DeAWM; and
•	Code of Professional Conduct - US.

The GPVSC expects that these policies, procedures and internal controls will greatly reduce the chance that the GPVSC (or, its members) would be involved in, aware of or influenced by, an actual or apparent conflict of interest.

V.           RECORDKEEPING

At a minimum, the following types of records must be properly maintained and readily accessible in order to evidence compliance with this policy.

■	AWM will maintain a record of each vote cast by AWM that includes among other things, company name, meeting date, proposals presented, vote cast and shares voted.

■	The Proxy Vendor Oversight maintains records for each of the proxy ballots it votes. Specifically, the records include, but are not limited to:

–	The proxy statement (and any additional solicitation materials) and relevant portions of annual statements.

–	Any additional information considered in the voting process that may be obtained from an issuing company, its agents or proxy research firms.

–	Analyst worksheets created for stock option plan and share increase analyses.

–	Proxy Edge print-screen of actual vote election.

■
AWM will retain these Policies and Procedures and the Guidelines; will maintain records of client requests for proxy voting information; and will retain any documents the Proxy Vendor Oversight or the GPVSC prepared that were material to making a voting decision or that memorialized the basis for a proxy voting decision.

■
The GPVSC also will create and maintain appropriate records documenting its compliance with these Policies and Procedures, including records of its deliberations and decisions regarding conflicts of interest and their resolution.

■
With respect to AWM’s investment company clients, ISS will create and maintain records of each company’s proxy voting record for 12-month periods ended June 30.  AWM will compile the following information for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which the company was entitled to vote:

–	The name of the issuer of the portfolio security;

–	The exchange ticker symbol of the portfolio security (if symbol is available through reasonably practicable means);

–	The Council on Uniform Securities Identification Procedures number for the portfolio security (if the number is available through reasonably practicable means);

–	The shareholder meeting date;

–	A brief identification of the matter voted on;

–	Whether the matter was proposed by the issuer or by a security holder;

–	Whether the company cast its vote on the matter;

–	How the company cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and

–	Whether the company cast its vote for or against management.

Note:  This list is intended to provide guidance only in terms of the records that must be maintained in accordance with this policy. In addition, please note that records must be maintained in accordance with the applicable Records Management Policy - US.

With respect to electronically stored records, “properly maintained” is defined as complete, authentic (unalterable) usable and backed-up.  At a minimum, records should be retained for a period of not less than six years (or longer, if necessary to comply with applicable regulatory requirements), the first three years in an appropriate AWM office.

VI.           THE GPVSC’S OVERSIGHT ROLE

In addition to adopting the Guidelines and making proxy voting decisions on matters referred to it as set forth above, the GPVSC will monitor the proxy voting process by reviewing summary proxy information presented by ISS. The GPVSC will use this review process to determine, among other things, whether any changes should be made to the Guidelines. This review will take place at least quarterly and will be documented in the GPVSC’s minutes.

1
For purposes of these Policies and Procedures, “clients” refers to persons or entities: for which AWM serves as investment adviser or sub-adviser; for which AWM votes proxies; and that have an economic or beneficial ownership interest in the portfolio securities of issuers soliciting such proxies.

2
The Proxy Vendor Oversight generally monitors upcoming proxy solicitations for heightened attention from the press or the industry and for novel or unusual proposals or circumstances, which may prompt the Proxy Vendor Oversight to bring the solicitation to the attention of the GPVSC Chair.  AWM portfolio managers, AWM research analysts and sub-advisers also may bring a particular proxy vote to the attention of the GPVSC Chair, as a result of their ongoing monitoring of portfolio securities held by advisory clients and/or their review of the periodic proxy voting record reports that the GPVSC Chair distributes to AWM portfolio managers and AWM research analysts.

3
As mentioned above, the GPVSC votes proxies (i) where neither a specific client instruction nor a Guideline directs how the proxy should be voted, (ii) where the Guidelines specify that an issue is to be determined on a case by case basis or (iii) where voting in accordance with the Guidelines may not be in the best economic interests of clients.

4
The Proxy Vendor Oversight, who serves as the non-voting secretary of the GPVSC, may receive routine calls from proxy solicitors and other parties interested in a particular proxy vote.  Any contact that attempts to exert improper pressure or influence shall be reported to the Conflicts of Interest Management Sub-Committee.

Attachment A – Global Proxy Voting Guidelines

Deutsche Asset & Wealth Management

Global Proxy Voting Guidelines

As amended February 2013
[GRAPHIC OMITTED]

Table of contents

I	Board Of Directors And Executives

A	Election Of Directors

B	Classified Boards Of Directors

C	Board And Committee Independence

D	Liability And Indemnification Of Directors

E	Qualifications Of Directors

F	Removal Of Directors And Filling Of Vacancies

G	Proposals To Fix The Size Of The Board

H	Proposals to Restrict Chief Executive Officer’s Service on Multiple Boards

I	Proposals to Restrict Supervisory Board Members Service on Multiple Boards

J	Proposals to Establish Audit Committees

II	Capital Structure

A	Authorization Of Additional Shares

B	Authorization Of “Blank Check” Preferred Stock

C	Stock Splits/Reverse Stock Splits

D	Dual Class/Supervoting Stock

E	Large Block Issuance

F	Recapitalization Into A Single Class Of Stock

G	Share Repurchases

H	Reductions In Par Value

III	Corporate Governance Issues

A	Confidential Voting

B	Cumulative Voting

C	Supermajority Voting Requirements

D	Shareholder Right To Vote

IV	Compensation

A	Establishment of a Remuneration Committee

B	Executive And Director Stock Option Plans

C	Employee Stock Option/Purchase Plans

D	Golden Parachutes

E	Proposals To Limit Benefits Or Executive Compensation

F	Option Expensing

G	Management board election and motion

H	Remuneration (variable pay)

I	Long-term incentive plans

J	Shareholder Proposals Concerning “Pay For Superior Performance”

K	Executive Compensation Advisory

L	Advisory Votes on Executive Compensation

M	Frequency of Advisory Vote on Executive Compensation

V	Anti-Takeover Related Issues

A	Shareholder Rights Plans (“Poison Pills”)

B	Reincorporation

C	Fair-Price Proposals

D	Exemption From State Takeover Laws

E	Non-Financial Effects Of Takeover Bids

VI	Mergers & Acquisitions

VII	Environmental, Social & Governance Issues

A	Principles for Responsible Investment (“PRI”)

B	ESG Issues

C	Labor & Human Rights

D	Diversity & Equality

E	Health & Safety

F	Government/Military

G	Tobacco

VIII	Miscellaneous Items

A	Ratification Of Auditors

B	Limitation Of Non-Audit Services Provided By Independent Auditor

C	Audit Firm Rotation

D	Transaction Of Other Business

E	Motions To Adjourn The Meeting

F	Bundled Proposals

G	Change Of Company Name

H	Proposals Related To The Annual Meeting

I	Reimbursement Of Expenses Incurred From Candidate Nomination

J	Investment Company Proxies

K	International Proxy Voting

These Guidelines may reflect a voting position that differs from the actual practices of the public company(ies) within the Deutsche Bank organization or of the investment companies for which AWM or an affiliate serves as investment adviser or sponsor.

NOTE: Because of the unique structure and regulatory scheme applicable to closed-end investment companies, the voting guidelines (particularly those related to governance issues) generally will be inapplicable to holdings of closed-end investment companies.  As a result, determinations on the appropriate voting recommendation for closed-end investment company shares will be made on a case-by-case basis.

I.           Board of Directors and Executives

A.           Election of Directors

Routine: AWM Policy is to vote “for” the uncontested election of directors. Votes for a director in an uncontested election will be withheld in cases where a director has shown an inability to perform his/her duties in the best interests of the shareholders.

Proxy contest: In a proxy contest involving election of directors, a case-by-case voting decision will be made based upon analysis of the issues involved and the merits of the incumbent and dissident slates of directors. AWM will incorporate the decisions of a third party proxy research vendor, currently, Institutional Shareholder Services (“ISS”) subject to review by the Proxy Voting Sub-Committee (GPVSC) as set forth in the AWM’s Proxy Voting Policies and Procedures.

Rationale: The large majority of corporate directors fulfill their fiduciary obligation and in most cases support for management’s nominees is warranted. As the issues relevant to a contested election differ in each instance, those cases must be addressed as they arise.

B.           Classified Boards of Directors

AWM policy is to vote against proposals to classify the board and for proposals to repeal classified boards and elect directors annually.

Rationale: Directors should be held accountable on an annual basis. By entrenching the incumbent board, a classified board may be used as an anti-takeover device to the detriment of the shareholders in a hostile take-over situation.

C.           Board and Committee Independence

AWM policy is to vote:

1.	“For” proposals that require that a certain percentage (majority up to 66 2/3%) of members of a board of directors be comprised of independent or unaffiliated directors.

2.	“For” proposals that require all members of a company's compensation, audit, nominating, or other similar committees be comprised of independent or unaffiliated directors.

3.	“Against” shareholder proposals to require the addition of special interest, or constituency, representatives to boards of directors.

4.	“For” separation of the Chairman and CEO positions.

5.	“Against” proposals that require a company to appoint a Chairman who is an independent director.

Rationale: Board independence is a cornerstone of effective governance and accountability. A board that is sufficiently independent from management assures that shareholders' interests are adequately represented.  However, the Chairman of the board must have sufficient involvement in and experience with the operations of the company to perform the functions required of that position and lead the company.

No director qualifies as 'independent' unless the board of directors affirmatively determines that the director has no material relationship with the listed company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the company).

Whether a director is in fact not "independent" will depend on the laws and regulations of the primary market for the security and the exchanges, if any, on which the security trades.

D.           Liability and Indemnification of Directors

AWM policy is to vote “for” management proposals to limit directors' liability and to broaden the indemnification of directors, unless broader indemnification or limitations on directors' liability would affect shareholders' interests in pending litigation.

Rationale: While shareholders want directors and officers to be responsible for their actions, it is not in the best interests of the shareholders for them to be to risk averse. If the risk of personal liability is too great, companies may not be able to find capable directors willing to serve. We support expanding coverage only for actions taken in good faith and not for serious violations of fiduciary obligation or negligence.

E.           Qualifications of Directors

AWM policy is to follow management’s recommended vote on either management or shareholder proposals that set retirement ages for directors or require specific levels of stock ownership by directors.

Rationale: As a general rule, the board of directors, and not the shareholders, is most qualified to establish qualification policies.

F.           Removal of Directors and Filling of Vacancies

AWM policy is to vote “against” proposals that include provisions that directors may be removed only for cause or proposals that include provisions that only continuing directors may fill board vacancies.

Rationale: Differing state statutes permit removal of directors with or without cause.  Removal of directors for cause usually requires proof of self-dealing, fraud or misappropriation of corporate assets, limiting shareholders' ability to remove directors except under extreme circumstances. Removal without cause requires no such showing.

Allowing only incumbent directors to fill vacancies can serve as an anti-takeover device, precluding shareholders from filling the board until the next regular election.

G.           Proposals to Fix the Size of the Board

AWM policy is to vote:

1.	“For” proposals to fix the size of the board unless: (a) no specific reason for the proposed change is given; or (b) the proposal is part of a package of takeover defenses.

2.	“Against” proposals allowing management to fix the size of the board without shareholder approval.

Rationale: Absent danger of anti-takeover use, companies should be granted a reasonable amount of flexibility in fixing the size of its board.

H.           Proposals to Restrict Chief Executive Officer’s Service on Multiple Boards

AWM policy is to vote “For” proposals to restrict a Chief Executive Officer from serving on more than three outside boards of directors.

Rationale:  Chief Executive Officer must have sufficient time to ensure that shareholders’ interests are represented adequately.

Note:  A director’s service on multiple closed-end fund boards within a fund complex are treated as service on a single Board for the purpose of the proxy voting guidelines.

I.           Proposals to Restrict Supervisory Board Members Service on Multiple Boards (For FFT Securities)

AWM policy is to vote “for” proposals to restrict a Supervisory Board Member from serving on more than five supervisory boards.

Rationale:  We consider a strong, independent and knowledgeable supervisory board as important counter-balance to executive management to ensure that the interests of shareholders are fully reflected by the company.

Full information should be disclosed in the annual reports and accounts to allow all shareholders to judge the success of the supervisory board controlling their company.

Supervisory Board Member must have sufficient time to ensure that shareholders’ interests are represented adequately.

Note:  A director’s service on multiple closed-end fund boards within a fund complex are treated as service on a single Board for the purpose of the proxy voting guidelines.

J.           Proposals to Establish Audit Committees (For FFT and U.S. Securities)

AWM policy is to vote “for” proposals that require the establishment of audit committees.

Rationale: The audit committee should deal with accounting and risk management related questions, verifies the independence of the auditor with due regard to possible conflicts of interest. It also should determine the procedure of the audit process.

II.           Capital Structure

A.           Authorization of Additional Shares (For U.S. Securities)

AWM policy is to vote “for” proposals to increase the authorization of existing classes of stock that do not exceed a 3:1 ratio of shares authorized to shares outstanding for a large cap company, and do not exceed a 4:1 ratio of shares authorized to shares outstanding for a small-midcap company (companies having a market capitalization under one billion U.S. dollars.).

Rationale: While companies need an adequate number of shares in order to carry on business, increases requested for general financial flexibility must be limited to protect shareholders from their potential use as an anti-takeover device. Requested increases for specifically designated, reasonable business purposes (stock split, merger, etc.) will be considered in light of those purposes and the number of shares required.

B.           Authorization of “Blank Check” Preferred Stock (For U.S. Securities)

AWM policy is to vote:

1.
“Against” proposals to create blank check preferred stock or to increase the number of authorized shares of blank check preferred stock unless the company expressly states that the stock will not be used for anti-takeover purposes and will not be issued without shareholder approval.

2.	“For” proposals mandating shareholder approval of blank check stock placement.

Rationale: Shareholders should be permitted to monitor the issuance of classes of preferred stock in which the board of directors is given unfettered discretion to set voting, dividend, conversion and other rights for the shares issued.

C.           Stock Splits/Reverse Stock Splits

AWM policy is to vote “for” stock splits if a legitimate business purpose is set forth and the split is in the shareholders' best interests. A vote is cast “for” a reverse stock split only if the number of shares authorized is reduced in the same proportion as the reverse split or if the effective increase in authorized shares (relative to outstanding shares) complies with the proxy guidelines for common stock increases (see Section II.A, above).

Rationale: Generally, stock splits do not detrimentally affect shareholders. Reverse stock splits, however, may have the same result as an increase in authorized shares and should be analyzed accordingly.

D.           Dual Class/Supervoting Stock

AWM policy is to vote “against” proposals to create or authorize additional shares of super-voting stock or stock with unequal voting rights.

Rationale: The “one share, one vote” principal ensures that no shareholder maintains a voting interest exceeding their equity interest in the company.

E.           Large Block Issuance (For U.S. Securities)

AWM policy is to address large block issuances of stock on a case-by-case basis, incorporating the recommendation of an independent third party proxy research firm (currently ISS) subject to review by the GPVSC as set forth in AWM’s Proxy Policies and Procedures.

Additionally, AWM supports proposals requiring shareholder approval of large block issuances.

Rationale: Stock issuances must be reviewed in light of the business circumstances leading to the request and the potential impact on shareholder value.

F.           Recapitalization into a Single Class of Stock

AWM policy is to vote “for” recapitalization plans to provide for a single class of common stock, provided the terms are fair, with no class of stock being unduly disadvantaged.

Rationale: Consolidation of multiple classes of stock is a business decision that may be left to the board and/or management if there is no adverse effect on shareholders.

G.           Share Repurchases

AWM policy is to vote “for” share repurchase plans provided all shareholders are able to participate on equal terms.

Rationale: Buybacks are generally considered beneficial to shareholders because they tend to increase returns to the remaining shareholders.

H.           Reductions in Par Value

AWM policy is to vote “for” proposals to reduce par value, provided a legitimate business purpose is stated (e.g., the reduction of corporate tax responsibility).

Rationale: Usually, adjustments to par value are a routine financial decision with no substantial impact on shareholders.

III.           Corporate Governance Issues

A.           Confidential Voting

AWM policy is to vote “for” proposals to provide for confidential voting and independent tabulation of voting results and to vote “against” proposals to repeal such provisions.

Rationale: Confidential voting protects the privacy rights of all shareholders.  This is particularly important for employee-shareholders or shareholders with business or other affiliations with the company, who may be vulnerable to coercion or retaliation when opposing management. Confidential voting does not interfere with the ability of corporations to communicate with all shareholders, nor does it prohibit shareholders from making their views known directly to management.

B.           Cumulative Voting (For U.S. Securities)

AWM policy is to vote “against” shareholder proposals requesting cumulative voting and “for” management proposals to eliminate it.  The protections afforded shareholders by cumulative voting are not necessary when a company has a history of good performance and does not have a concentrated ownership interest. Accordingly, a vote is cast “against” cumulative voting and “for” proposals to eliminate it if:

a)	The company has a five year return on investment greater than the relevant industry index,

b)	All directors and executive officers as a group beneficially own less than 10% of the outstanding stock, and

c)	No shareholder (or voting block) beneficially owns 15% or more of the company.

Thus, failure of any one of the three criteria results in a vote for cumulative voting in accordance with the general policy.

Rationale: Cumulative voting is a tool that should be used to ensure that holders of a significant number of shares may have board representation; however, the presence of other safeguards may make their use unnecessary.

C.           Supermajority Voting Requirements

AWM policy is to vote “against” management proposals to require a supermajority vote to amend the charter or bylaws and to vote “for” shareholder proposals to modify or rescind existing supermajority requirements.

*Exception made when company holds a controlling position and seeks to lower threshold to maintain control and/or make changes to corporate by-laws.

Rationale: Supermajority voting provisions violate the democratic principle that a simple majority should carry the vote. Setting supermajority requirements may make it difficult or impossible for shareholders to remove egregious by-law or charter provisions. Occasionally, a company with a significant insider held position might attempt to lower a supermajority threshold to make it easier for management to approve provisions that may be detrimental to shareholders. In that case, it may not be in the shareholders interests to lower the supermajority provision.

D.           Shareholder Right to Vote

AWM policy is to vote “against” proposals that restrict the right of shareholders to call special meetings, amend the bylaws, or act by written consent. Policy is to vote “for” proposals that remove such restrictions.

Rationale: Any reasonable means whereby shareholders can make their views known to management or affect the governance process should be supported.

IV.           Compensation

Annual Incentive Plans or Bonus Plans are often submitted to shareholders for approval.  These plans typically award cash to executives based on company performance.  Deutsche Bank believes that the responsibility for executive compensation decisions rest with the board of directors and/or the compensation committee, and its policy is not to second-guess the board’s award of cash compensation amounts to executives unless a particular award or series of awards is deemed excessive.  If stock options are awarded as part of these bonus or incentive plans, the provisions must meet Deutsche Bank’s criteria regarding stock option plans, or similar stock-based incentive compensation schemes, as set forth below.

A.           Establishment of a Remuneration Committee (For FFT Securities)

AWM policy is to vote “for” proposals that require the establishment of a remuneration committee.

Rationale:  Corporations should disclose in each annual report or proxy statement their policies on remuneration. Essential details regarding executive remuneration including share options, long-term incentive plans and bonuses, should be disclosed in the annual report, so that investors can judge whether corporate pay policies and practices meet the standard.

The remuneration committee shall not comprise any board members and should be sensitive to the wider scene on executive pay.  It should ensure that performance-based elements of executive pay are designed to align the interests of shareholders.

B.           Executive and Director Stock Option Plans

AWM policy is to vote “for” stock option plans that meet the following criteria:

(1)
The resulting dilution of existing shares is less than (a) 15 percent of outstanding shares for large capital corporations or (b) 20 percent of outstanding shares for small-mid capital companies (companies having a market capitalization under one billion U.S. dollars).

(2)
The transfer of equity resulting from granting options at less than FMV is no greater than 3% of the over-all market capitalization of large capital corporations, or 5% of market cap for small-mid capital companies.

(3)	The plan does not contain express repricing provisions and, in the absence of an express statement that options will not be repriced; the company does not have a history of repricing options.

(4)	The plan does not grant options on super-voting stock.

AWM will support performance-based option proposals as long as a) they do not mandate that all options granted by the company must be performance based, and b) only certain high-level executives are subject to receive the performance based options.

AWM will support proposals to eliminate the payment of outside director pensions.

Rationale: Determining the cost to the company and to shareholders of stock-based incentive plans raises significant issues not encountered with cash-based compensation plans. These include the potential dilution of existing shareholders' voting power, the transfer of equity out of the company resulting from the grant and execution of options at less than FMV and the authority to reprice or replace underwater options. Our stock option plan analysis model seeks to allow reasonable levels of flexibility for a company yet still protect shareholders from the negative impact of excessive stock compensation. Acknowledging that small mid-capital corporations often rely more heavily on stock option plans as their main source of executive compensation and may not be able to compete with their large capital competitors with cash compensation, we provide slightly more flexibility for those companies.

C.           Employee Stock Option/Purchase Plans

AWM policy is to vote for employee stock purchase plans (ESPP's) when the plan complies with Internal Revenue Code 423, allowing non-management employees to purchase stock at 85% of FMV.

AWM policy is to vote “for” employee stock option plans (ESOPs) provided they meet the standards for stock option plans in general. However, when computing dilution and transfer of equity, ESOPs are considered independently from executive and director option plans.

Rationale: ESOPs and ESPP’s encourage rank-and-file employees to acquire an ownership stake in the companies they work for and have been shown to promote employee loyalty and improve productivity.

D.           Golden Parachutes

AWM policy is to vote “for” proposals to require shareholder approval of golden parachutes and for proposals that would limit golden parachutes to no more than three times base compensation. Policy is to vote “against” more restrictive shareholder proposals to limit golden parachutes.

Rationale: In setting a reasonable limitation, AWM considers that an effective parachute should be less attractive than continued employment and that the IRS has opined that amounts greater than three times annual salary, are excessive.

E.           Proposals to Limit Benefits or Executive Compensation

AWM policy is to vote “against”

1.	Proposals to limit benefits, pensions or compensation and

2.	Proposals that request or require disclosure of executive compensation greater than the disclosure required by Securities and Exchange Commission (SEC) regulations.

Rationale: Levels of compensation and benefits are generally considered to be day-to-day operations of the company, and are best left unrestricted by arbitrary limitations proposed by shareholders.

F.           Option Expensing

AWM policy is to support proposals requesting companies to expense stock options.

Rationale: Although companies can choose to expense options voluntarily, the Financial Accounting Standards Board (FASB) does not yet require it, instead allowing companies to disclose the theoretical value of options as a footnote. Because the expensing of stock options lowers earnings, most companies elect not to do so. Given the fact that options have become an integral component of compensation and their exercise results in a transfer of shareholder value, AWM agrees that their value should not be ignored and treated as “no cost” compensation. The expensing of stock options would promote more modest and appropriate use of stock options in executive compensation plans and present a more accurate picture of company operational earnings.

G.            Management board election and motion (For FFT Securities)

AWM policy is to vote “against”:

•	the election of board members with positions on either remuneration or audit committees;

•	the election of supervisory board members with too many supervisory board mandates;

•	“automatic” election of former board members into the supervisory board.

Rationale:  Management as an entity, and each of its members, are responsible for all actions of the company, and are - subject to applicable laws and regulations - accountable to the shareholders as a whole for their actions.

Sufficient information should be disclosed in the annual company report and account to allow shareholders to judge the success of the company.

H.           Remuneration (variable pay): (For FFT Securities)

Executive remuneration for Management Board

AWM policy is to vote “for” remuneration for Management Board that is transparent and linked to results.

Rationale:  Executive compensation should motivate management and align the interests of management with the shareholders. The focus should be on criteria that prevent excessive remuneration; but enable the company to hire and retain first-class professionals.

Shareholder interests are normally best served when management is remunerated to optimise long-term returns. Criteria should include suitable measurements like return on capital employed or economic value added.

Interests should generally also be correctly aligned when management own shares in the company – even more so if these shares represent a substantial portion of their own wealth.

Its disclosure shall differentiate between fixed pay, variable (performance related) pay and long-term incentives, including stock option plans with valuation ranges as well as pension and any other significant arrangements.

Executive remuneration for Supervisory Board

AWM policy is to vote “for” remuneration for Supervisory Board that is at least 50% in fixed form.

Rationale:  It would normally be preferable if performance linked compensation were not based on dividend payments, but linked to suitable result based parameters. Consulting and procurement services should also be published in the company report.

I.           Long-term incentive plans (For FFT Securities)

AWM policy is to vote “for” long-term incentive plans for members of a management board that reward for above average company performance.

Rationale: Incentive plans will normally be supported if they:

•	directly align the interests of members of management boards with those of shareholders;

•	establish challenging performance criteria to reward only above average performance;

•	measure performance by total shareholder return in relation to the market or a range of comparable companies;

•	are long-term in nature and encourage long-term ownership of the shares once exercised through minimum holding periods;

•	do not allow a repricing of the exercise price in stock option plans.

J.           Shareholder Proposals Concerning “Pay for Superior Performance”

AWM policy is to address pay for superior performance proposals on a case-by-case basis, incorporating the recommendation of an independent third party proxy research firm (currently ISS) subject to review by the GPVSC as set forth in AWM’s Proxy Policies and Procedures.

Rationale: While AWM agrees that compensation issues are better left to the discretion of management, they appreciate the need to monitor for excessive  compensation practices on a case by case basis. If, after a review of the ISS metrics, AWM is comfortable with ISS’s applying this calculation and will vote according to their recommendation.

K.           Executive Compensation Advisory

AWM policy is to follow management’s recommended vote on shareholder proposals to propose an advisory resolution seeking to ratify the compensation of the company’s named executive officers (NEOs) on an annual basis.

Rationale: AWM believes that controls exist within senior management and corporate compensation committees, ensuring fair compensation to executives. This might allow shareholders to require approval for all levels of management’s compensation.

L.           Advisory Votes on Executive Compensation

AWM policy is to evaluate Executive Compensation proposals on a case-by-case basis, where locally defined this may be done by incorporating the recommendation of an independent third party proxy research firm. AWM will oppose Advisory Votes on Executive Compensation if:

•	there is a significant misalignment between CEO pay and company performance;

•	the company maintains significant problematic pay practices;

•	the board exhibits a significant level of poor communication and responsiveness to shareholders.

Rationale: While AWM agrees that compensation issues are better left to the discretion of management, they appreciate the need to take action on this nonbinding proposal if excessive compensation practices exist.

M.           Frequency of Advisory Vote on Executive Compensation

AWM policy is to vote “for” annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies' executive pay programs.

Rationale: AWM believes that annual advisory vote gives shareholders the opportunity to express any compensation concerns to the Executive Compensation proposal which is an advisory voting.

V.           Anti-Takeover Related Issues

A.           Shareholder Rights Plans (“Poison Pills”)

AWM policy is to vote “for” proposals to require shareholder ratification of poison pills or that request boards to redeem poison pills, and to vote “against” the adoption of poison pills if they are submitted for shareholder ratification.

Rationale: Poison pills are the most prevalent form of corporate takeover defenses and can be (and usually are) adopted without shareholder review or consent. The potential cost of poison pills to shareholders during an attempted takeover outweighs the benefits.

B.           Reincorporation

AWM policy is to examine reincorporation proposals on a case-by-case basis.  The voting decision is based on: (1) differences in state law between the existing state of incorporation and the proposed state of incorporation; and (2) differences between the existing and the proposed charter/bylaws/articles of incorporation and their effect on shareholder rights. If changes resulting from the proposed reincorporation violate the corporate governance principles set forth in these guidelines, the reincorporation will be deemed contrary to shareholder’s interests and a vote cast “against.”

Rationale: Reincorporations can be properly analyzed only by looking at the advantages and disadvantages to their shareholders. Care must be taken that anti-takeover protection is not the sole or primary result of a proposed change.

C.           Fair-Price Proposals

AWM policy is to vote “for” management fair-price proposals, provided that: (1) the proposal applies only to two-tier offers; (2) the proposal sets an objective fair-price test based on the highest price that the acquirer has paid for a company's shares; (3) the supermajority requirement for bids that fail the fair-price test is no higher than two-thirds of the outstanding shares; (4) the proposal contains no other anti-takeover provisions or provisions that restrict shareholders rights.

A vote is cast for shareholder proposals that would modify or repeal existing fair-price requirements that do not meet these standards.

Rationale: While fair price provisions may be used as anti-takeover devices, if adequate provisions are included, they provide some protection to shareholders who have some say in their application and the ability to reject those protections if desired.

D.           Exemption from state takeover laws

AWM policy is to vote “for” shareholder proposals to opt out of state takeover laws and to vote “against” management proposals requesting to opt out of state takeover laws.

Rationale: Control share statutes, enacted at the state level, may harm long-term share value by entrenching management. They also unfairly deny certain shares their inherent voting rights.

E.           Non-financial Effects of Takeover Bids

Policy is to vote “against” shareholder proposals to require consideration of non-financial effects of merger or acquisition proposals.

Rationale: Non-financial effects may often be subjective and are secondary to AWM’s stated purpose of acting in its client’s best economic interest.

VI.           Mergers & Acquisitions

Evaluation of mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) are performed on a case-by-case basis incorporating information from an independent proxy research source (currently ISS.) Additional resources including portfolio management and research analysts may be considered as set forth in AWM’s Policies and Procedures.

VII.           Environmental, Social & Governance Issues

Environmental, social and governance issues (“ESG”) are becoming increasingly important to corporate success. We incorporate ESG considerations into both our investment decisions and our proxy voting decisions – particularly if the financial performance of the company could be impacted.  Companies or states that seriously contravene internationally accepted ethical principles will be subject to heightened scrutiny.

A.           Principles for Responsible Investment

AWM policy is to actively engage with companies on ESG issues and participate in ESG initiatives. In this context, AWM (a) votes “for  increased disclosure on ESG issues; (b) is willing to participate in the development of policy, regulation and standard setting (such as promoting and protecting shareholder rights); (c) could support shareholder initiatives and also file shareholder resolutions with long term ESG considerations and improved ESG disclosure, when applicable; (d) could support standardized ESG reporting and issues to be integrated within annual financial reports; and (e) on a case by case basis, will generally follow management's recommended vote on other matters related to ESG issues.

Rationale: ESG issues can affect the performance of investment portfolios (to varying degrees across companies, sectors, regions, asset classes and through time).

B.           ESG Issues

AWM policy is to vote in line with the CERES recommendation on Environmental matters covered under the CERES Principles, and Social and Sustainability issues not specifically addressed elsewhere in the Guidelines. AWM will rely on ISS to identify shareholder proposals addressing CERES Principles and proxies will be voted in accordance with ISS's predetermined voting guidelines on CERES Principles.

Any matter that is to be voted on, consented to or approved by the voting members, may take place in person, telephonically or via other electronic means.  In addition, voting members may act in writing, including without limitation, via e-mail.

Rationale: AWM supports the CERES Principles and as such generally votes proxies in line with the CERES recommendation.

C.           Labor & Human Rights

AWM policy is to vote “against” adopting global codes of conduct or workplace standards exceeding those mandated by law.

Rationale: Additional requirements beyond those mandated by law are deemed unnecessary and potentially burdensome to companies

D.           Diversity & Equality

1.	AWM policy is to vote “against” shareholder proposals to force equal employment opportunity, affirmative action or board diversity.

Rationale: Compliance with State and Federal legislation along with information made available through filings with the EEOC provides sufficient assurance that companies act responsibly and make information public.

2.	AWM policy is also to vote “against” proposals to adopt the Mac Bride Principles. The Mac Bride Principles promote fair employment, specifically regarding religious discrimination.

Rationale: Compliance with the Fair Employment Act of 1989 makes adoption of the Mac Bride Principles redundant. Their adoption could potentially lead to charges of reverse discrimination.

E.           Health & Safety

1.	AWM policy is to vote “against” adopting a pharmaceutical price restraint policy or reporting pricing policy changes.

Rationale: Pricing is an integral part of business for pharmaceutical companies and should not be dictated by shareholders (particularly pursuant to an arbitrary formula). Disclosing pricing policies may also jeopardize a company’s competitive position in the marketplace.

2.	AWM policy is to vote “against” shareholder proposals to control the use or labeling of and reporting on genetically engineered products.

Rationale: Additional requirements beyond those mandated by law are deemed unnecessary and potentially burdensome to companies.

F.           Government/Military

1.
AWM policy is to vote against shareholder proposals regarding the production or sale of military arms or nuclear or space-based weapons, including proposals seeking to dictate a company's interaction with a particular foreign country or agency.

Rationale: Generally, management is in a better position to determine what products or industries a company can and should participate in. Regulation of the production or distribution of military supplies is, or should be, a matter of government policy.

2.	AWM policy is to vote “against” shareholder proposals regarding political contributions and donations.

Rationale: The Board of Directors and Management, not shareholders, should evaluate and determine the recipients of any contributions made by the company.

3.	AWM policy is to vote “against” shareholder proposals regarding charitable contributions and donations.

Rationale: The Board of Directors and Management, not shareholders, should evaluate and determine the recipients of any contributions made by the company.

G.           Tobacco

1.
AWM policy is to vote “against” shareholder proposals requesting additional standards or reporting requirements for tobacco companies as well as “against” requesting companies to report on the intentional manipulation of nicotine content.

Rationale: Where a tobacco company’s actions meet the requirements of legal and industry standards, imposing additional burdens may detrimentally affect a company's ability to compete. The disclosure of nicotine content information could affect the company's rights in any pending or future litigation.

2.	Shareholder requests to spin-off or restructure tobacco businesses will be opposed.

Rationale: These decisions are more appropriately left to the Board and management, and not to shareholder mandate.

VIII.           Miscellaneous Items

A.           Ratification of Auditors

AWM policy is to vote “for” a) the management recommended selection of auditors and b) proposals to require shareholder approval of auditors.

Rationale: Absent evidence that auditors have not performed their duties adequately, support for management’s nomination is warranted.

B.           Limitation of non-audit services provided by independent auditor

AWM policy is to support proposals limiting non-audit fees to 50% of the aggregate annual fees earned by the firm retained as a company's independent auditor.

Rationale: In the wake of financial reporting problems and alleged audit failures at a number of companies, AWM supports the general principle that companies should retain separate firms for audit and consulting services to avoid potential conflicts of interest. However, given the protections afforded by the recently enacted Sarbanes-Oxley Act of 2002 (which requires Audit Committee pre-approval for non-audit services and prohibits auditors from providing specific types of services), and the fact that some non-audit services are legitimate audit-related services, complete separation of audit and consulting fees may not be warranted. A reasonable limitation is appropriate to help ensure auditor independence and it is reasonable to expect that audit fees exceed non-audit fees.

C.           Audit firm rotation

AWM policy is to vote against proposals seeking audit firm rotation.

Rationale: While the Sarbanes-Oxley Act mandates that the lead audit partner be switched every five years, AWM believes that rotation of the actual audit firm would be costly and disruptive.

D.           Transaction of Other Business

AWM policy is to vote against “transaction of other business” proposals.

Rationale: This is a routine item to allow shareholders to raise other issues and discuss them at the meeting. As the nature of these issues may not be disclosed prior to the meeting, we recommend a vote against these proposals. This protects shareholders voting by proxy (and not physically present at a meeting) from having action taken at the meeting that they did not receive proper notification of or sufficient opportunity to consider.

E.           Motions to Adjourn the Meeting

AWM Policy is to vote against proposals to adjourn the meeting.

Rationale: Management may seek authority to adjourn the meeting if a favorable outcome is not secured. Shareholders should already have had enough information to make a decision. Once votes have been cast, there is no justification for management to continue spending time and money to press shareholders for support.

F.           Bundled Proposals

AWM policy is to vote against bundled proposals if any bundled issue would require a vote against it if proposed individually.

Rationale: Shareholders should not be forced to “take the good with the bad” in cases where the proposals could reasonably have been submitted separately.

G.           Change of Company Name

AWM policy is to support management on proposals to change the company name.

Rationale: This is generally considered a business decision for a company.

H.           Proposals Related to the Annual Meeting

AWM Policy is to vote in favor of management for proposals related to the conduct of the annual meeting (meeting time, place, etc.)

Rationale: These are considered routine administrative proposals.

I.           Reimbursement of Expenses Incurred from Candidate Nomination

AWM policy is to follow management’s recommended vote on shareholder proposals related to the amending of company bylaws to provide for the reimbursement of reasonable expenses incurred in connection with nominating one or more candidates in a contested election of directors to the corporation’s board of directors.

Rationale: Corporations should not be liable for costs associated with shareholder proposals for directors.

J.           Investment Company Proxies

Proxies solicited by investment companies are voted in accordance with the recommendations of an independent third party, currently ISS.  However, regarding investment companies for which AWM or an affiliate serves as investment adviser or principal underwriter, such proxies are voted in the same proportion as the vote of all other shareholders. Proxies solicited by master funds from feeder funds will be voted in accordance with applicable provisions of Section 12 of the Investment Company Act of 1940.

Investment companies, particularly closed-end investment companies, are different from traditional operating companies. These differences may call for differences in voting positions on the same matter. For example, AWM could vote “for” staggered boards of closed-end investment companies, although AWM generally votes “against” staggered boards for operating companies. Further, the manner in which AWM votes investment company proxies may differ from proposals for which an AWM-advised investment company solicits proxies from its shareholders.  As reflected in the Guidelines, proxies solicited by closed-end (and open-end) investment companies are voted in accordance with the pre-determined guidelines of an independent third-party.

Subject to participation agreements with certain Exchange Traded Funds ("ETF") issuers that have received exemptive orders from the U.S. Securities and Exchange Commission allowing investing Deutsche funds to exceed the limits set forth in Section 12(d)(1)(A) and (B) of the Investment Company Act of 1940, DeAWM will echo vote proxies for ETFs in which Deutsche Bank holds more than 25% of outstanding voting shares globally when required to do so by participation agreements and SEC orders.

Note: With respect to the Central Cash Management Fund (registered under the Investment Company Act of 1940), the Fund is not required to engage in echo voting and the investment adviser will use these Guidelines, and may determine, with respect to the Central Cash Management Fund, to vote contrary to the positions in the Guidelines, consistent with the Fund’s best interest.

K.           International Proxy Voting

The above guidelines pertain to issuers organized in the United States, Canada and Germany.  Proxies solicited by other issuers are voted in accordance with international guidelines or the recommendation of ISS and in accordance with applicable law and regulation.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Portfolio Manager Disclosure

The following individual handles the day-to-day management of the Fund.

Gary Russell, CFA, Managing Director of Deutsche Asset & Wealth Management and Portfolio Manager of the Fund.

•	Joined Deutsche Asset & Wealth Management in 1996 and the Fund in 2010. Served as the head of the High Yield group in Europe and as an Emerging Markets portfolio manager.

•	Prior to that, four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. Prior to Citicorp, served as an officer in the US Army from 1988 to 1991.

•	Head of US High Yield Bonds: New York.

•	BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business.

Compensation of Portfolio Managers

 Portfolio managers are paid on a Total Compensation basis, which includes: (i) fixed pay (base salary), which is linked to job function, responsibilities and internal and external peer comparison, and (ii) variable compensation, which is linked to investment performance, individual contribution, and the overall financial results of both Deutsche Asset & Wealth Management and Deutsche Bank AG. Variable compensation can be delivered via a short-term and/or long-term vehicle, namely cash, equity upfront awards, restricted equity awards, and/or restricted incentive awards.  Additionally, to better align the interests of investors and portfolio managers, a portion of the long term variable compensation that portfolio managers receive will be designated for investments in shares of the funds they manage, where possible.  Variable compensation comprises a greater proportion of total compensation as the portfolio manager’s seniority and total compensation level increase.  The proportion of variable compensation delivered via a long-term incentive award, which is subject to clawback, increases significantly as the amount of variable compensation increases.  All variable compensation delivered via a long-term incentive award is subject to clawback.

To evaluate its investment professionals, Deutsche Asset & Wealth Management reviews investment performance for all accounts managed in relation to both account peer group and benchmark related data (i.e., appropriate Morningstar peer group universes and/or benchmark index(es) with respect to each account). The ultimate goal of this process is to evaluate the degree to which investment professionals deliver investment performance that meets or exceeds their clients’ risk and return objectives. When determining Total Compensation, Deutsche Asset & Wealth Management considers a number of quantitative and qualitative factors:

•	Quantitative measures (e.g. one-, three- and five-year pre-tax returns versus the benchmark and appropriate peer group, taking risk targets into account) are utilized to measure performance.

•	Qualitative measures (e.g. adherence to, as well as contributions to, the enhancement of the investment process) are included in the performance review.

•
Other factors (e.g. non-investment related performance, teamwork, adherence to compliance rules, risk management and "living the values" of Deutsche Asset & Wealth Management) are included as part of a discretionary component of the review process, giving management the ability to consider additional markers of performance on a subjective basis.

Fund Ownership of Portfolio Managers

The following table shows the dollar range of Fund shares owned beneficially and of record by each member of the Fund’s portfolio management team as well as in all US registered Deutsche Funds advised by Deutsche Investment Management Americas Inc.
(DIMA) as a group, including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans.   This information is provided as of the Fund’s most recent fiscal year end.

Name of Portfolio Manager	Dollar Range of Fund Shares Owned	Dollar Range of All Deutsche Fund Shares Owned
Gary Russell	-	$500,001 - $1,000,000

Conflicts of Interest

In addition to managing the assets of the Fund, the Fund’s portfolio managers may have responsibility for managing other client accounts of the Advisor or its affiliates.  The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager.  Total assets attributed to each portfolio manager in the tables below include total assets of each account managed by them, although the manager may only manage a portion of such account’s assets.  For Funds subadvised by subadvisors unaffiliated with DIMA, total assets of Funds managed may only include assets allocated to the portfolio manager and not the total assets of each Fund managed.  The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account.  This information is provided as of the Fund’s most recent fiscal year end.

Other SEC Registered Investment Companies Managed:
Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance Based Fee	Total Assets of Performance- Based Fee Accounts
Gary Russell	16	$7,293,014,183	-	-

Other Pooled Investment Vehicles Managed:

Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance-Based Fee	Total Assets of Performance- Based Fee Accounts
Gary Russell	-	-	-	-

Other Accounts Managed:
Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Gary Russell	8	$781,822,944	-	-

In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the Funds.  The Advisor has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on  the ability of portfolio managers and other “access persons” to invest in securities that may be recommended or traded in the Funds and other client accounts.

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

•
Certain investments may be appropriate for the Fund and also for other clients advised by the Advisor, including other client accounts managed by the Fund’s portfolio management team.  Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Advisor may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for the Fund may differ from the results achieved for other clients of the Advisor.  In addition, purchases or sales of the same security may be made for two or more clients on the same day.  In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be most equitable to each client, generally utilizing a pro rata allocation methodology.  In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by the Fund.  Purchase and sale orders for the Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to the Fund and the other clients.

•
To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.

•
In some cases, an apparent conflict may arise where the Advisor has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages.  The Advisor will not determine allocations based on whether it receives a performance-based fee from the client.   Additionally, the Advisor has in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.

•
The Advisor and its affiliates and the investment team of each Fund may manage other mutual funds and separate accounts on a long only or a long-short basis. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time. The Advisor has adopted procedures that it believes are reasonably designed to mitigate these and other potential conflicts of interest. Included in these procedures are specific guidelines developed to provide fair and equitable treatment for all clients whose accounts are managed by each Fund’s portfolio management team. The Advisor and the portfolio management team have established monitoring procedures, a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

The Advisor is owned by Deutsche Bank AG, a multi-national financial services company. Therefore, the Advisor is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the “Firm”) are engaged in businesses and have interests in addition to managing asset management accounts, such wide ranging activities involve real, potential or apparent conflicts of interest. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients’ advisory accounts. The Advisor may take investment positions in securities in which other clients or related persons within the Firm have different investment positions. There may be instances in which the Advisor is purchasing or selling for its client accounts, or pursuing an outcome in the context of a workout or restructuring with respect to, securities in which the Firm is undertaking the same or differing strategy in other businesses or other client accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of the Advisor’s advisory clients, including the Fund. The Advisor has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to a Fund’s Board.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Period	(a)	(b)	(c)	(d)
	Total Number of Shares Purchased	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs
October 1 through October 31	119,139	14.15	119,139	142,657
November 1 through November 30	90,541	14.20	90,541	52,116
December 1 through December 31	223,377	14.24	223,377	579,902
January 1 through January 31	100,955	14.45	100,955	478,947
February 1 through February 28	29,382	14.42	29,382	449,565
March 1 through March 31	72,722	14.65	72,722	376,843
April 1 through April 30	-	-	-	376,843
May 1 through May 31	30,392	14.71	30,392	346,451
June 1 through June 30	33,726	14.76	33,726	312,725
July 1 through July 31	41,639	14.78	41,639	271,086
August 1 through August 31	39,393	14.67	39,393	231,693
September 1 through September 30	37,788	14.68	37,788	193,905
Total	819,054	14.40	819,054

On September 11, 2012, the Fund announced that the Fund's Board of Directors has extended the Fund's existing open-market repurchase program for an additional twelve-month period. The Fund may continue to effect periodic repurchases, at management's discretion, for up to 5% (842,535 shares) of the fund's outstanding common shares in the open market from time to time when the Fund's shares trade at a discount to their net asset value during the period December 1, 2012 through November 30, 2013. Under this plan, the Fund repurchased 790,419 shares in the open market between December 1, 2012 and November 30, 2013.

On September 6, 2013, the Fund announced that the Fund's Board of Directors has extended the Fund's existing open-market repurchase program for an additional twelve-month period. The Fund may continue to effect periodic repurchases, at management's discretion, for up to 5% (803,279) of the fund's outstanding common shares in the open market from time to time when the Fund's shares trade at a discount to their net asset value during the period December 1, 2013 through November 30, 2014. Under this plan, the Fund repurchased 609,374 shares in the open market between December 1, 2013 and September 30, 2014.

In addition, on July 9, 2014, the Fund announced that the Fund's Board of Directors has extended the Fund's existing open-market repurchase program for an additional twelve-month period. The Fund may continue to effect periodic repurchases, at management's discretion, for up to 5% of the fund's outstanding common shares in the open market from time to time when the Fund's shares trade at a discount to their net asset value during the period December 1, 2014 through November 30, 2015.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche High Income Opportunities Fund, Inc.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	November 28, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	November 28, 2014

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	November 28, 2014